EXHIBIT 10.38













                              NL INDUSTRIES, INC.

                            RETIREMENT SAVINGS PLAN

                As Amended and Restated effective April 1, 1996




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                              NL INDUSTRIES, INC.
                            RETIREMENT SAVINGS PLAN


                               TABLE OF CONTENTS


Article

PREAMBLE                                                             Paragraph

ARTICLE I - Purpose

ARTICLE II - Definitions

      Affiliated Company...................................................2.1
      Authorized Leave of Absence..........................................2.2
      Basic Contributions..................................................2.3
      Basic After-Tax Contributions........................................2.4
      Basic Pre-Tax Contributions..........................................2.5
      Beneficiary..........................................................2.6
      Board................................................................2.7
      Break in Service.....................................................2.8
      Code.................................................................2.9
      Committee...........................................................2.10
      Common Stock........................................................2.11
      Company.............................................................2.12
      Compensation........................................................2.13
      Contributing Participant............................................2.14
      Disability..........................................................2.15
      Employee............................................................2.16
      Employer............................................................2.17
      Employer Contributions..............................................2.18
      ERISA...............................................................2.19
      Highly Compensated Employee.........................................2.20
      Hour of Service.....................................................2.21
      Investment Funds....................................................2.22
      Long-Term Disability Plan...........................................2.23
      Month of Service....................................................2.24
      Participant.........................................................2.25
      Plan................................................................2.26
      Plan Year...........................................................2.27
      Predecessor Plan....................................................2.28

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      Prior Plan..........................................................2.29
      Profitability Level.................................................2.30
      Qualified Election..................................................2.31
      Regulations.........................................................2.32
      Retirement..........................................................2.33
      Spouse..............................................................2.34
      Supplemental Contributions..........................................2.35
      Supplemental After-Tax Contributions................................2.36
      Supplemental Pre-Tax Contributions..................................2.37
      Trust...............................................................2.38
      Trustee.............................................................2.39
      Trust Fund..........................................................2.40
      Valuation Date......................................................2.41
      Vesting Service.....................................................2.42

ARTICLE III - Eligibility for Participation

      Eligibility..........................................................3.1
      Method of Becoming a Participant.....................................3.2
      Method of Becoming a Contributing Participant........................3.3
      Termination of Participation in the Plan.............................3.4
      Intra-Company Transfers..............................................3.5

ARTICLE IV - Participant Contributions

      Amount of Basic After-Tax Contributions..............................4.1
      Amount of Basic Pre-Tax Contributions................................4.2
      Supplemental Contributions...........................................4.3
      Separate Accounting..................................................4.4
      Special Provisions Related to Basic and Supplemental Pre-Tax
            Contributions..................................................4.5
      Change in Amount of Contributions....................................4.6
      Suspension of Basic or Supplemental Contributions....................4.7
      Remittance of Contributions to Trustee...............................4.8
      Cessation of Contributions Made by a Contributing
            Participant....................................................4.9
      Participant Rollover Contributions, Direct Rollovers, and
            Trust to Trust Transfers......................................4.10

ARTICLE V - Employer Contributions

      Employer Contributions...............................................5.1
      Average Contributions Test...........................................5.2

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      Remittance of Employer Contributions to Trustee......................5.3
      Allocation of Employer Contributions and Forfeitures.................5.4
      Investment and Administrative Expenses...............................5.5
      Multiple Use.........................................................5.6
      Qualified Non-Elective Contributions.................................5.7

ARTICLE VI - Investment of Contributions

      Investment Funds.....................................................6.1
      Temporary Investments................................................6.2
      Change in Investment Election for Future Contributions...............6.3
      Inter-Fund Transfers.................................................6.4
      Suspension of Investments and Investment Transfers into the
            NL Stock Fund or the Dresser/Tremont Stock Fund................6.5
      Proxy Material for Those Participants For Whom an Investment Has
            Been Made in the NL Stock Fund or the Dresser Tremont
            Stock Fund.....................................................6.6
      Exercise of Tender Rights............................................6.7
      Best Interest of Participants........................................6.8
      Assumption of Investment Risk by Participants........................6.9
      Section 404(c) of ERISA.............................................6.10

ARTICLE VII - Trust Fund Accounts and Allocation of Earnings

      Participant's Account................................................7.1
      Valuation of Investment Funds........................................7.2
      Valuation of Accounts................................................7.3
      Statement of Participant's Account...................................7.4

ARTICLE VIII - Vesting

      Vesting With Respect to Predecessor Plan Contributions, Participant
            Contributions and Pre-Tax Contributions Made After
            December 31, 1973..............................................8.1
      Vesting With Respect to Employer Contributions.......................8.2
      Years of Vesting Service.............................................8.3
      Forfeitures Upon Distribution Prior to Full Vesting and
            Repayment......................................................8.4
      Full Vesting.........................................................8.5
      Other Provisions Affecting Vesting...................................8.6

ARTICLE IX - Distribution of Benefits Other Than Withdrawals


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      Normal Form of Payment...............................................9.1
      Alternative Forms of Payment.........................................9.2
      Notice of Right to Elect Not to Receive Benefits in Form of
            Qualified Joint and Survivor Annuity...........................9.3
      Distributions Upon Death.............................................9.4
      Commencement of Certain Distributions................................9.5
      Special Distributions................................................9.6
      Minimum Distribution Requirements....................................9.7

ARTICLE X - Withdrawals

      Withdrawals of Contributions........................................10.1
      Suspensions.........................................................10.2
      Withdrawal of Basic and Supplemental Pre-Tax
            Contributions.................................................10.3
      Restrictions on Withdrawal of Employer Contributions................10.4
      Special Rules Affecting Withdrawals.................................10.5
      Hardship Withdrawals................................................10.6

ARTICLE XI - Named Fiduciary and Administration

      Pension and Employee Benefits Committee.............................11.1
      Authority of the Committee..........................................11.2
      Delegation of Authority.............................................11.3
      Administrator.......................................................11.4
      Appeals Procedure...................................................11.5
      Reliance on Reports and Certificates................................11.6
      Member's Own Participation..........................................11.7
      Exemption from Bond.................................................11.8
      Persons Serving in Dual Fiduciary Roles.............................11.9
      Indemnification....................................................11.10
      Liability of Fiduciaries...........................................11.11
      Liability of Named Fiduciaries.....................................11.12

ARTICLE XII - The Trust Fund

      The Trust...........................................................12.1
      Irrevocability of Company Contributions.............................12.2
      Exclusive Benefit...................................................12.3

ARTICLE XIII - Amendment and Termination of Plan

      Right to Amend or Terminate.........................................13.1

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      Mandatory Amendments................................................13.2
      Distribution of Accounts upon Plan Termination......................13.3

ARTICLE XIV - Limitations on Contributions

      Priority of this Article............................................14.1
      Limitation to Annual Additions......................................14.2
      Adjustments of Annual Additions.....................................14.3
      Participant Covered Under Defined Benefit Plan......................14.4

ARTICLE XV - Top-Heavy Provisions

      Applicability of Top-Heavy Provisions...............................15.1
      Definitions.........................................................15.2
      Determination of Top-Heavy Status...................................15.3
      Minimum Vesting.....................................................15.4
      Minimum Contribution................................................15.5
      Maximum Benefit and Contribution Limitations........................15.6
      Coordination of Plans...............................................15.7

ARTICLE XVI - General Provisions

      Employment Relationships............................................16.1
      Benefits Provided Solely From Trust.................................16.2
      Non-Alienation of Benefits..........................................16.3
      Merger, Consolidation or Transfer of Assets or Liabilities..........16.4
      Payments to Minors and Incompetents.................................16.5
      Employee's Records..................................................16.6
      Missing Persons.....................................................16.7
      Severability of Provisions..........................................16.8
      Receipt and Release.................................................16.9
      Fiduciary Capacities...............................................16.10
      Titles and Headings................................................16.11
      Gender and Number..................................................16.12
      Governing Law......................................................16.13
      Counterparts.......................................................16.14


                                      v

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                                   PREAMBLE


      1. Formation of the Plan. The Plan is a successor plan to the former "Savings Plan for Employees of NL Industries, Inc.", which is referred to herein as the "Predecessor Plan." In connection with the Plan of Restructuring of NL Industries, Inc. which was approved by shareholders on December 22, 1988, the Predecessor Plan was renamed the Savings Plan for Employees of Baroid Corporation and adopted and assumed by Baroid Corporation. Pending the implementation of the Plan, eligible employees of NL Industries, Inc. and subsidiaries formerly eligible to participate in the Predecessor Plan continued to participate in the Predecessor Plan. The Plan was established as of January 1, 1989 to permit eligible employees of NL Industries, Inc. and participating subsidiaries to continue their participation in a tax-qualified savings plan. The Plan includes amendments which reflect the restructuring and other changes which were communicated to eligible employees in November of 1988. Accordingly, the Plan governs the rights and obligations of the Company and Plan participants for all periods on and after January 1, 1989, except with respect to participants' accounts held in Investment Funds of the Predecessor Plan, pending their transfer to the Plan. All participants who were participants under the Predecessor Plan automatically become participants under the new Plan. Account balances under the Predecessor Plan were transferred to the Plan as soon as practicable after the implementation of the Plan.

      2. Change of Investment Structure. Effective as of July 1, 1990, the Plan was amended and restated to restructure the investments available, and to make related and other amendments.

      3. Baroid Stock Fund. Baroid Corporation restructured in 1990, as a result of which holders of the Common Stock of Baroid Corporation under the Plan became holders of shares of both Baroid Corporation and Tremont Corporation. Baroid Corporation was later acquired by or merged with Dresser Industries, Inc. Therefore, the Baroid Stock Fund was renamed the Dresser/Tremont Stock Fund to reflect the names of the companies whose shares are held in that fund.

      4. IRS Required changes. As part of their review of the amended and restated Plan in 1991, the Internal Revenue Service required several wording changes that had no operational effect, but also required substantial changes the forfeitures provisions of Section 8.4.

      5. TRA 86 Update. To meet the requirements of the Tax Reform Act of 1986 and subsequent legislation and regulations, the Plan was amended and restated in December, 1994.

      6. Additional Defined Contribution Feature. Effective April 1, 1996, the defined benefit plan was frozen and the Savings Plan amended to provide for an additional Company Contribution, to be called a "pension feature contribution"; this contribution is a profit sharing contribution not subject to the minimum funding standards of Section 412 of the Internal Revenue Code. The Plan was renamed the NL Industries, Inc. Retirement Savings Plan to reflect inclusion of the new benefit

                                      vi

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formula.  Other minor changes,  including  deleting certain obsolete portions of the historical plan document, are made at the same time.

                                     vii

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                                   ARTICLE I

                                    PURPOSE

      1.1 The purpose of the NL Industries, Inc., Retirement Savings Plan is to provide eligible employees with a convenient way to save on a regular and long-term basis by providing such employees with a beneficial interest in the profits of the business, all as set forth herein and in the Trust Agreement adopted in connection with the Plan. The Plan and its related Trust are intended to qualify as a plan and trust which meet the requirements of Sections 401(a), 401(k) and 501(a), respectively, of the Internal Revenue Code of 1986, as now in effect or hereafter amended, and all other applicable provisions of law including, without limitation, the Employee Retirement Income Security Act of 1974, as now in effect or hereafter amended.



                                     I-1

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                                  ARTICLE II

                                  DEFINITIONS

      As used in the Plan, the following terms shall have the following meanings:

      2.1 "Affiliated Company" means any business entity which (i) is included within a controlled group of corporations within which the Company also is included, (ii) is under common control with the Company, or (iii) is included within an affiliated service group within which the Company is also a member, all as determined under Sections 414(b), (c) and (m) of the Code, respectively; provided, however, that for purposes of determining the annual contribution limitations set forth in Article XIV, such determination shall be made in accordance with Section 415(h) of the Code.

      2.2   "Authorized Leave of Absence" means any absence from employment:

            (a) Authorized by the Committee for education purposes or by reason of family obligations, sickness, short term disability, accident or emergency (including any leave of absence to which the Employee is eligible under the Family and Medical Leave Act of 1993); or

            (b) On account of a period of military service required by law or under leave granted by the Committee, provided the Employee returns to employment with the Company or an Affiliated Company within 90 days after his separation from active duty or within such longer period during which his right to reemployment is legally protected.

      In granting leaves of absence, the Committee shall accord like treatment to all Participants in similar circumstances.

      2.3  "Basic   Contributions"   means  the  aggregate  of  a   Contributing
Participant's Basic After-Tax Contributions and Basic Pre-Tax Contributions as defined in Paragraphs 2.4 and 2.5, respectively.

      2.4 "Basic After-Tax Contributions" means that part of a Contributing Participant's Compensation which he contributes to the Trust Fund on an after-tax basis, as provided in Paragraph 4.1 hereof.

      2.5 "Basic Pre-Tax Contributions" means that part of a Contributing Participant's Compensation which he elects to reduce in accordance with Paragraph 4.2 hereof and have contributed to the Trust Fund on his behalf by his Employer on a pre-tax basis, in compliance with the provisions of Section 401(k) of the Code.

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      2.6  "Beneficiary"  means the  Spouse  of the  Participant  if  surviving;
provided, however, that if there is no surviving Spouse or if the surviving Spouse cannot be located, the person or persons designated by the Participant in the form of a Qualified Election, as such term is defined in Paragraph 2.31, to receive any death benefit payable hereunder. A Participant may also designate any person or persons as his Beneficiary in the form of a written designation to receive any death benefit payable hereunder, provided he obtains the notarized written consent of his Spouse. A Participant may revoke or change his Beneficiary designation only with the consent of the Spouse by filing a revised designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. In the absence of an effective designation or if no named beneficiary shall survive the Participant, the Beneficiary shall be the Participant's Spouse, or, if there is no Spouse, then the following persons (if then living) in the following order of priority: (i) children, in equal shares,
(ii) parents, in equal shares, (iii) the persons designated as beneficiary under the group life insurance plan of the Employer, and (iv) the Participant's estate. If the Committee is in doubt as to the right of any person to receive such amount, the Committee may direct the Trustee to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may direct the Trustee to pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Trust therefor.

      2.7 "Board" means the Board of Directors of the Company as constituted from time to time, or the duly appointed delegate of such Board of Directors.

      2.8 "Break in Service" means any Plan Year during which an Employee fails to receive credit for at least three (3) Months of Service or 501 Hours of Service, except that a Break in Service shall not be deemed to occur on account of any Authorized Leave of Absence. Solely for purposes of determining whether a Break in Service has occurred in any Plan Year, an Employee who is absent from work on account of a "maternity or paternity absence" shall be credited with the number of Hours of Service which would have been completed but for such absence, or, if the Committee is unable to determine such Hours of Service, eight Hours of Service for each day of such absence; provided, however, that no more than 501 hours shall be credited hereunder on account of any such absence, and further provided that the Employee furnishes to the Committee such timely information as may be required by the Committee to properly administer this provision. Hours of Service for a "maternity or paternity absence" shall be credited entirely in the Plan Year in which the absence begins if necessary to prevent the occurrence of a Break in Service in such year, or, in any other case, in the immediately following Plan Year. A "maternity or paternity absence" shall mean any absence from work by reason of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for any such child for the period immediately following such birth or placement.

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      2.9 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended, and regulations and other authority issued thereunder. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

      2.10 "Committee" means the Pension and Employee Benefits Committee of NL Industries, Inc. as established in accordance with Article XI hereof.

      2.11 "Common Stock" means the presently authorized common stock, par value $.125 per share, of NL Industries, Inc., a New Jersey corporation, as adjusted for stock splits, stock dividends, reclassifications and similar changes affecting such shares, or other common stock with voting power and dividend rights no less favorable than the voting power and dividend rights of the presently authorized common stock of NL Industries, Inc.

      Solely with respect to common stock of Baroid Corporation which was allocated to the accounts of Employees of the Company or its Affiliated Companies as a result of the restructuring of NL Industries, Inc. into NL Industries, Inc. and Baroid Corporation and which Participants to whose accounts such stock was allocated elected to retain in lieu of exchanging it for common stock of the Company, Common Stock also means the presently authorized common stock, par value $.10 per share, of Baroid Corporation, a Delaware corporation, or any successor corporation, as adjusted for stock splits, stock dividends, reclassifications and similar changes affecting such shares, or other common stock with voting power and dividend rights no less favorable than the voting power and dividend rights of the presently authorized common stock of Baroid Corporation.

      Solely with respect to common stock of Tremont Corporation which was allocated to the accounts of Employees of the Company or its Affiliated Companies as a result of the restructuring of Baroid Corporation into Tremont Corporation and Baroid Corporation, Common Stock also means the presently authorized common stock, par value $.10 per share, of Tremont Corporation, a Delaware corporation, or of any successor corporation, as adjusted for stock splits, stock dividends, reclassifications and similar changes affecting such shares, or other common stock with voting power and dividend rights no less favorable than the voting power and dividend rights of the presently authorized common stock of Tremont Corporation.

      2.12 "Company" means NL Industries, Inc. and any person, firm or corporation which hereafter may succeed to the interests of said company by merger, consolidation or otherwise and which, by appropriate action, shall adopt the Plan.

      2.13 "Compensation" means the first $150,000 (as adjusted, as may be determined by the Commissioner of Internal Revenue, at such time and in such manner as is prescribed in Section 401(a)(17)(B) of the Code) of all remuneration paid to an Employee by his Employer during a Plan Year which is received during the period that such Employee is eligible to become a Participant in the Plan under the provisions of Paragraph 3.1, and which is subject to withholding for federal income tax purposes, or would have been paid and been subject to withholding if the Employee (i) had not made any Basic Pre-Tax Contributions as defined in Paragraph 4.2 or Supplemental

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Pre-Tax  Contributions as defined in Paragraph 4.3 hereof,  (ii) had not elected to have his salary reduced to fund contributions to a plan maintained by his Employer pursuant to Section 125 of the Code, or (iii) was employed in the
United  States.   Compensation  shall  not  include  relocation   allowances  or
relocation bonuses, hiring or sign-on bonuses, the imputed value of group life insurance, tuition refunds, foreign service premiums and other similar foreign service adjustments, and any income attributable to stock options, stock appreciation rights, performance award rights (other than performance award rights which are in the nature of an annual bonus award) or other similar cash or non-cash fringe benefits and prerequisites (other than executive incentive awards made in cash or stock). To the extent that the remuneration of any Employee is paid in a foreign currency, such amount shall be converted to United States Dollars at a rate to be determined by the Committee and uniformly applicable to all Employees paid in such currency at such time. With respect to Plan Years commencing after December 31, 1993, Compensation in excess of
$150,000 (as  adjusted,  as may be determined  by the  Commissioner  of Internal
Revenue, at such time and in such manner as is prescribed in Section 401(a)(17)(B) of the Code) (the "applicable compensation limitation") shall be disregarded.

      For purposes of this definition of "Compensation," and for purposes of the
corresponding   limitations  on  compensation  in  Section  14.2  the  following provisions shall apply:

            (a) The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined ("determination period") beginning in such calendar year. If a determination period consists of fewer than 12 months, the applicable compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12;

            (b) If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the applicable compensation limit in effect for that prior determination period, and for this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the applicable compensation limit is $150,000.

      2.14 "Contributing Participant" means any Participant who elects to make Basic Contributions to the Trust Fund in accordance with Article IV hereof.

      2.15 "Disability" means, with respect to any Participant, the inability of such Participant to perform the normal duties of his employment for which he is qualified by training or experience, and which qualifies such Participant for a benefit under the Long Term Disability Plan and/or the Social Security Act. The Committee may secure qualified medical advice and may require the Participant to submit to a physical examination in determining Disability hereunder.

      2.16  "Employee" means any person employed by the Employer except:

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            (a) any person,  other than a person whose  conditions of employment
      currently  are  covered  by  a  collective  bargaining  agreement,   whose
      compensation  is  computed  on  an  hourly,  daily,   piecework  or  other
      comparable  basis, or any person who is a "leased  employee" as defined in
      Section 414(n) of the Code, unless such person or leased employee is included within a class of employees which is designated by the Board as eligible to participate in the Plan and is not otherwise excluded from participation under subparagraphs (c) or (d) below;

            (b) any person whose conditions of employment currently are covered by a collective bargaining agreement to which the Employer is a party, unless the Employer and the bargaining agent have come to agreement as to the inclusion of such person under the Plan;

            (c) any person who is or becomes a participant under any other profit sharing, savings or similar type defined contribution plan (excluding a tax credit employee stock ownership plan) maintained by an Employer or any other nonparticipating Affiliated Company; and

            (d) any person employed by an Affiliated Company which is not organized under the laws of the United States, or any State, or the District of Columbia, unless such person is a citizen of the United States or has been designated as an Employee, either individually or by employment classification, by the Committee in accordance with guidelines established by the Committee.

Provided however, any person described in (a) through (b) of the immediately preceding sentence shall be deemed to be an Employee for purposes of Section 2.22.

      2.17 "Employer" means the Company, Rheox, Inc., and Kronos, Inc., and any other Affiliated Company which is designated by the Board as an Employer under the Plan and whose designation as such has become effective and continues in effect. The Board may revoke the designation of an Affiliated Company as an Employer at any time, but the provisions of the Plan shall otherwise continue to govern the rights and obligations of Participants of that Employer and their Beneficiaries after such revocation. When used in reference to Employer Contributions for a Participant, the term "Employer" shall refer to the Employer employing such Participant. When the term "Employer" is used in reference to the collective obligations of all Employers adopting the Plan, the obligations of each such Employer shall be proportionate to the Compensation of its Participants to the Plan. Each Employer appoints the Company and the Committee as its agents to act for it in all matters relating to the Plan and Trust, and agrees to furnish to the Committee such information which may be necessary for the proper administration of the Plan.

      2.18 "Employer Contributions" means the amount which the Employer shall contribute to the Trust Fund as provided in Article V hereof, including both Employer Matching Contributions and Employer Pension Feature Contributions.

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      2.19 "ERISA" means the Employee Retirement Income Security Act of 1974, as
now in effect or hereafter amended, and regulations and other authority issued thereunder. All citations to Sections of ERISA are to such sections as they may from time to time be amended or renumbered.


      2.20 "Highly Compensated Employee" or "Highly Compensated Participant" means an Employee or Participant who, during the relevant period is treated as a highly compensated employee under Section 414(q) of the Code.

      2.21  "Hour of Service" means:

            (a) each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliated Company during the Plan Year;

            (b) each hour for which an Employee is paid or entitled to payment by the Employer or an Affiliated Company during the Plan Year on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, or an Authorized Leave of Absence; provided, however, that an Hour of Service shall not include any hour during which no duties are performed and for which payment is made solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws; and

            (c) each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by the Employer or an Affiliated Company (these hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award agreement, or payment was made).

      Hours of Service credited for reasons other than the performance of duties shall be computed and credited to computation periods in accordance with paragraphs (b) and (c) of Section 2530.200b-2 of the Department of Labor Regulations. Hours of Service shall be credited for any person considered a "leased employee" as defined in Section 414(n) of the Code, regardless of whether such person is an Employee; provided, however, that no such "leased employee" shall participate in the Plan except as provided in subparagraph (a) of Paragraph 2.17.

      2.22 "Investment Funds" means the funds in which the Trust Fund is invested by the Trustee in accordance with the provisions of Article VI hereof.

      2.23 "Long Term Disability Plan" means the long term disability plan of the Company, as amended from time to time, which covers enrolled Employees.

      2.24 "Month of Service" means each calendar month during which an Employee or "leased employee" is entitled to credit for at least one Hour of Service. For purposes of the Plan, credit for one Month of Service shall be the equivalent of having been credited with 190 Hours of Service during the relevant calendar month. Months of Service shall include each calendar month of service with Baroid Corporation after the approval of the Plan of Restructuring provided such service would have been credited as a Month of Service if Baroid Corporation had been an Affiliated Company during such period. Months of Service also shall include service accumulated with certain predecessor employers if, and to the extent, authorized by the Board. The Committee shall credit Months of Service under the preceding two sentences in accordance with nondiscriminatory rules of uniform application.

      2.25 "Participant" means an Employee who satisfies the eligibility requirements of Article III hereof and who maintains an account balance in the Trust Fund, regardless of whether such Employee is a Contributing Participant.

      2.26 "Plan" means the NL Industries, Inc. Retirement Savings Plan, as may be subsequently amended or restated from time to time.

      2.27  "Plan Year" means each calendar year.

      2.28 "Predecessor Plan" means the Savings Plan for Employees of Baroid Corporation as in effect on December 31, 1988 and as thereafter amended to incorporate changes (i) approved by the Board with respect to NL Industries, Inc. participants or (ii) otherwise required to be made effective prior to such date to comply with the amendments to applicable law.

      2.29 "Prior Plan" means the Savings Plan for Employees of NL Industries, Inc. effective as of July 1, 1990, as amended, restated and continued under the form of the Plan, without a gap or lapse in coverage, time or effect of a qualified plan under applicable provisions of the Code.

      2.30   "Profitability   Level"   means  the  level  and   measurement   of
profitability which are approved by the Board with respect to the relevant Plan Year.

      2.31 "Qualified Election" shall mean an election made by a Participant in writing and consented to by the Participant's Spouse in writing. The Spouse's consent must name a specific beneficiary or class of beneficiaries which may not be changed without spousal consent, unless the spouse expressly consents to the designation by the participant without further consent; and must acknowledge the effect of such election and must be witnessed by a member of the Committee, a local employee relations manager or a notary public. Notwithstanding the preceding sentence, consent of the Spouse shall not be required if the Participant establishes to the satisfaction of the Committee that there is no Spouse or that the Spouse cannot be located. Except as otherwise provided in Paragraph 2.6, a Participant may revoke a prior election without the Spouse's consent at any time before the commencement of benefits. The number of elections and revocations shall not be limited.

      2.32 "Regulations" means the applicable regulations issued under the Code, ERISA or other applicable law by the IRS, the Labor Department, or any other governmental authority or any temporary regulations or rules promulgated by such authorities pending the issuance of such regulations.

      2.33 "Retirement" means, in the case of a Participant eligible for a then current pension under the provisions of any formal retirement plan of the Company, the termination of employment by the Participant due to actual retirement in accordance with the provisions of such plan, and in the case of any other Participant not covered by a formal retirement plan of the Company, such Participant's termination of employment in accordance with rules of uniform application maintained by the Company.

      2.34 "Spouse" means the person to whom the Participant was legally married, as determined by the Committee, for at least 31 days immediately preceding the earlier of either (a) the date on which the Participant terminates employment under the Plan due to Retirement (or is deemed to have so terminated his employment) or (b) the Participant's death; provided, however, that a former Spouse will be treated as a Spouse to the extent provided under a qualified domestic relations order as described in Paragraph 16.2.

      2.35 "Supplemental Contributions" means the aggregate of a Contributing Participant's Supplemental After-Tax and Supplemental Pre-Tax Contributions, as defined in Paragraphs 2.37 and 2.38, respectively.

      2.36 "Supplemental After-Tax Contributions" means that part of a Contributing Participant's Compensation in excess of his Basic Contributions, and/or and contributions made by a Contributing Participant by means of personal check, which he contributes to the Trust Fund on an after-tax basis as provided in Paragraph 4.3 hereof.

      2.37 "Supplemental Pre-Tax Contributions" means that part of a Contributing Participant's Compensation which he elects to reduce in accordance with Paragraph 4.3 hereof and have contributed to the Trust Fund on his behalf by his Employer on a pre-tax basis, in compliance with the provisions of Section 401(k) of the Code.

      2.38 "Trust" means the trust established pursuant to and forming part of the Plan for the investment, reinvestment and administration of contributions under the Plan.

      2.39 "Trustee" means the bank, trust company or national banking association having trust powers designated as Trustee of the Trust under an agreement between the Company and such bank, trust company or national banking association.

      2.40 "Trust Fund" means the trust fund described in Article XII hereof.

      2.41 "Valuation Date" means the date or dates as may be determined by the Committee to apply with respect to amounts invested in any Investment Fund.

      2.42  "Vesting Service" means service described in Paragraph 8.3 hereof.

                                  ARTICLE III

                         ELIGIBILITY FOR PARTICIPATION

      3.1   Eligibility:

            (a) General Rules: Effective April 1, 1996, each Employee who was a Contributing Participant in the Prior Plan on the date immediately prior to the date such Prior Plan was amended, restated and continued under the form of the Plan shall continue as a Contributing Participant under the provisions of the Plan. Each other Employee shall become a Participant and also eligible to participate in the Plan as a Contributing Participant on the later of (a) April 1, 1996, and (b) the first day of the pay period coincident with or next following the date on which he shall have performed at least 1000 Hours of Service or six Months of Service, provided he shall have performed such service within a single "eligibility computation period." An Employee's "eligibility computation period" shall be the 12-month period commencing with his date of employment or, if the Employee fails to satisfy the requirements of this subparagraph (a) during such period, any Plan Year following his date of employment.

            (b) Rollovers By Non-Participants: Notwithstanding subparagraph (a) immediately above or any other provision of the Plan to the contrary, an Employee who would otherwise be eligible to participate in the Plan but for his failure to satisfy the service requirement under subparagraph (a) may make, with the consent of the Committee, a Rollover Contribution (as defined in subparagraph 4.10(b)), a Direct Rollover to the Trust Fund (as described in subparagraph 4.10(c)) or a direct transfer to the Trust Fund (as described in subparagraph 4.10(d)) in accordance with the procedures set forth in subparagraph 4.10(a). In the event the Committee permits an Employee to make such a Rollover Contribution, Direct Rollover, or direct transfer to the Trust Fund, the Committee shall cause the Trustee to establish a separate account for such Employee in accordance with procedures set forth in Article VII hereof and shall invest the assets involved in the manner set forth in Paragraph 6.1 in accordance with instructions submitted in writing to the Committee by the Employee. In the event the Employee terminates employment with the Employer prior to becoming a Participant under the Plan, such separate account shall be distributed to him in the form of a lump sum payment in the manner and at the time prescribed in subparagraph 9.1(a).

            (c) Non-Resident Aliens: Notwithstanding any other provision of the Plan to the contrary, an Employee who qualifies as such under subparagraph 2.17(d) or any other nonresident alien or expatriate shall not be eligible to make Basic Pre-Tax Contributions as defined in Paragraph 2.5, unless otherwise determined by the Committee in its sole discretion.


                                    III-1

            (d) Independent Contractors: Notwithstanding any other provision of the Plan to the contrary, but subject to the provisions of this paragraph,
      (i) any individual who was considered by the Employer to be an independent contractor, but who is later reclassified as a common-law Employee (excluding any Leased Employee described in clause (ii) below) of the Employer with respect to any portion of the period in which such individual was paid by the Employer as an independent contractor, or (ii) any Leased Employee, shall be excluded from participation in the Plan with respect to the period in which any individual described in clause (i) was considered to be an independent contractor, or the period in which any individual described in clause (ii) is a Leased Employee. If any individual who is described in clause (i) or in clause (ii) must be covered with respect to a Plan Year (or portion thereof) in order to ensure that the Plan is operated in compliance with Sections 401(a) and 410(b) of the Code, starting with the class of reclassified independent contractors, only such number of individuals within the class which includes the individual (beginning with the individuals with the lowest Considered Compensation determined on an annualized basis) as is necessary to ensure compliance with the Code shall be covered in the Plan only for the Plan Year (or portion thereof) that is necessary to ensure that the requirements of the Code are met.

      3.2 Method of Becoming a Participant: An Employee who is eligible to become a Participant in the Plan under the provisions of Paragraph 3.1 shall automatically become a Participant and shall be provided opportunity to:

            (a)  stipulate  the   Investment   Fund(s)  to  which  the  Employer
      Contributions should be allocated as set forth in Paragraph 6.1; and

            (b)   name a Beneficiary.

      3.3 Method of Becoming a Contributing Participant: An Employee who is eligible to become a Contributing Participant in the Plan under the provisions of Paragraph 3.1 shall do so by completing and delivering to the Committee at least 15 days (or any shorter period authorized by the Committee) before the date of desired participation, a written statement (or other form of direction authorized by the Committee):

            (a)   enrolling as a Contributing Participant;

            (b) electing the initial rate of his Basic and Supplemental Contributions under Article IV;

            (c) stipulating the Investment Fund(s) to which his contributions and the Employer Contributions should be allocated as set forth in Paragraph 6.1;

            (d) providing  such other  information as the Committee may require;
      and


                                    III-2

            (e) agreeing to be bound by all the terms and conditions of the Plan.

      Each Participant who does not become a Contributing Participant when first eligible to do so may become a Contributing Participant as of the first day of any pay period thereafter by complying with the provisions of this Paragraph 3.2.

      3.4 Termination of Participation in the Plan: Participation in the Plan shall cease in the case of any Participant whose entire account balance is distributed. Any person whose participation is terminated pursuant to the preceding sentence may resume participation in the Plan as of the first day of the pay period coincident with or next following the date he again becomes an Employee, provided he satisfies the requirements of Paragraph 3.2. Participation in the Plan shall continue in the case of any Participant who, upon termination of employment for any reason (including Disability or Retirement), or in the case of any Beneficiary who, upon the death of the Participant, elects to receive a distribution in a form that would maintain an account balance in any one or more of the Investment Funds after termination of employment. Such person shall remain a Participant or, in the case of a Beneficiary, be deemed a Participant herein, but not a Contributing Participant, until such time as the distribution in full has been made to him. Any person whose participation is continued under this Paragraph 3.3 shall continue to participate in Investment Fund performance but shall be prohibited from making any further contributions to the Trust Fund unless he is reemployed, in which event again he shall be eligible to become an active Participant, and, at his election a Contributing Participant herein.

      3.5 Intra-Company Transfers: Termination of employment shall not be deemed to occur by reason of:

            (a)   transfer in employment from one Employer to another Employer;

            (b) transfer in employment from an Employer to any Affiliated Company not participating in the Plan or to a class of employees (including "leased employees" as defined in Section 414(n) of the Code) which is ineligible to participate in the Plan; or

            (c) transfer in employment from any Affiliated Company not participating in the Plan or from a class of employees (including "leased employees" as defined in Section 414(n) of the Code) which is ineligible to participate in the Plan to an Employer or class of eligible Employees hereunder.

      Except as provided in Paragraph 10.1, for purposes of subparagraph (b), a Participant shall remain a Participant for purposes of investment election, withdrawals, and distribution rights, under the Plan, but he shall not be eligible to be a Contributing Participant or to receive Employer Contributions for the period of time during which he is employed by an Affiliated Company which is not participating in the Plan or during which he is part of a class of employees which is ineligible to participate in the Plan. For purposes of subparagraph (c), employment with an Affiliated Company which is not participating in the Plan or as an employee ineligible to participate in the Plan

                                    III-3
shall count as Hours of Service and Months of Service toward satisfying the requirement of Paragraph 3.1.

                                    III-4

                                  ARTICLE IV

                           PARTICIPANT CONTRIBUTIONS

      4.1 Amount of Basic After-Tax Contributions: Subject to the provisions of Paragraph 5.2(c)(i) and Article XIV, any Employee who is, or is eligible to become, a Contributing Participant may make through payroll deductions, Basic After-Tax Contributions, for any Plan Year, equal to any percentage of his Compensation, in increments of 0.5%, from 1% up to and including 8% (or such other maximum amount as may be established by the Committee) less the percentage of Compensation elected as Basic Pre-Tax Contributions pursuant to Paragraph 4.2, if any.

      4.2   Amount of Basic Pre-Tax Contributions:

            (a) Contribution Limits: Subject to the provisions of Paragraph 4.5 and Article XIV, any Employee who is, or is eligible to become, a Contributing Participant may elect, in accordance with procedures adopted by the Company, to reduce his Compensation by an amount equal to any percentage, in increments of 0.5%, from 1% up to and including 8%, or such other maximum amount as may be established by the Committee; provided, however, that the maximum amount elected as Basic Pre-Tax Contributions in no event shall exceed the difference between (i) 8% (or such other maximum amount as may be established by the Committee) and (ii) the percentage of Compensation elected as Basic After-Tax Contributions pursuant to Paragraph 4.1, if any. Subject to subparagraph 4.5(b), the amount of any such reduction shall be contributed to the Plan as Basic Pre-Tax Contributions on behalf of such Contributing Participant by his Employer. Notwithstanding the foregoing, Basic Pre-Tax Contributions in any calendar year shall not exceed the limitation on elective deferrals under Section 402(g)(1) of the Code adjusted for increases in the cost of living in accordance with Section 402(g)(5) of the Code.

            (b) Refund of Excess Contributions: In the event that the aggregate amount of Basic Pre-Tax Contributions for a Participant exceeds the limitation in the previous sentence, the amount of such excess, increased by any income and decreased by any losses attributable thereto (but, effective January 1, 1992, before the gap period between the end of the calendar year and the date of distribution), shall be refunded to the Participant no later than the April 15th of the calendar year following the calendar year for which the Basic Pre-Tax Contributions were made. If a Participant also participates, in any calendar year, in any other plans subject to the limitations set forth in Section 402(g) of the Code and has made excess deferrals under this Plan when combined with the other plans subject to such limits, to the extent the Participant, in writing submitted to the Committee no later than the March 1 of the calendar year following the calendar year for which the Basic Pre-Tax Contributions were made, designates any Basic Pre-Tax Contributions under this Plan as excess deferrals, the amount of such designated excess, increased by any income and decreased by any losses attributable thereto, shall be refunded to the Participant no later than the April 15 of the calendar year following the calendar year for which the Basic Pre-Tax Contributions were made. Alternatively, a Participant may request refund of excess deferrals before the end of the Plan Year.

      4.3 Supplemental Contributions: Subject to the provisions of Article XIV, a Participant who is an Employee and whose Basic Contributions are at least 8% may elect to make Supplemental After-Tax or Supplemental Pre-Tax Contributions through payroll deductions. A Participant who is an Employee and whose Basic Contributions are less than 8% may elect to make Supplemental After-Tax Contributions by personal check. Supplemental Pre-Tax Contributions shall be made in accordance with procedures adopted by the Company. Supplemental
Contributions are not matched by the Company. The amount of a Contributing Participant's Supplemental Contributions may be made by payroll deductions in increments of 0.5% from 1% to 4% of Compensation, or by personal check in multiples of $100, or in such other percentages or amounts as may be established by the Committee.

      If Basic Contributions are reduced below 8%, a Participant's Supplemental Contributions by payroll deduction will be suspended. Such Supplemental
Contributions may resume once Basic Contributions equal at least 8%. The provisions of Section 4.2(b) apply to Supplemental Pre-Tax Contributions, also.

      4.4 Separate Accounting: The Committee and the Trustee shall be responsible for maintaining separate records of the Basic After-Tax and Pre-Tax Contributions, Supplemental After-Tax and Pre-Tax Contributions and Rollover Contributions (including Direct Rollovers and direct transfers) made by or on behalf of the Participant and paid over to the Trustee. All amounts contributed by or on behalf of the Participant to the Trust Fund with respect to any pay period shall be allocated to the Participant's account as soon as practicable after the end of the pay period in respect of which the payroll deductions, salary reductions or cash payments are effectuated.

      4.5  Special  Provisions   Related  to  Basic  and  Supplemental   Pre-Tax
Contributions:

            (a) Vesting and Withdrawal Limitation: Basic and Supplemental Pre-Tax Contributions, including increments earned thereon, shall be fully vested at all times and may not be withdrawn by or distributed to a Participant, except as permitted by an election made pursuant to Section 9.6, until the earliest to occur of his Retirement, death, Disability, separation from service, attainment of age 59 1/2 or hardship.

            (b)  (i) ADP  Test:  Notwithstanding  any  other  provision  of this
            Article IV, the actual deferral percentage for the Plan Year for Highly Compensated Employees shall not exceed the greater of the following actual deferral percentage tests: (a) the actual deferral percentage for such Plan Year of those eligible Employees who are not Highly Compensated Employees multiplied by 1.25; or (b) the actual deferral percentage for the Plan Year of those eligible Employees who are not Highly Compensated Employees multiplied by 2.0, provided that the actual deferral percentage for Highly Compensated Employees does not exceed the actual deferral percentage for such other eligible Employees by more than 2 percentage points. For purposes of this Article IV, the "actual deferral percentage" for a Plan Year means, for each specified group of employees, the average of the ratios (calculated separately for each Employee in such group) of (a) the amount of the Participant's Basic and Supplemental Pre-Tax Contributions for the Plan Year, to
            (b) the amount of the Participant's Compensation (as defined in Section 414(s) of the Code) for the Plan Year. An eligible Employee's actual deferral percentage shall be zero if no Basic Pre-Tax Contribution or Supplemental Pre-Tax Contribution is made on his behalf for such Plan Year.

                  (ii) Recharacterization and Refund (Leveling Method): The Committee shall determine as of the end of the Plan Year, and at such time or times in its discretion, whether one of the actual deferral percentage tests specified in subparagraph 4.5(b)(i) is satisfied for such Plan Year. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Paragraph 4.2. In the event that neither of such actual deferral percentage tests is satisfied, the Committee shall, to the extent permissible under the Code and the Regulations, and to the extent any such recharacterization would not cause a violation of subparagraph 5.2(a) or, together with Basic After-Tax Contributions actually made, exceed the limitations on Basic After-Tax Contributions stated in Paragraph 4.1 determined prior to application of subparagraph 5.2(a), if the Participant so elects, recharacterize such excess contributions as Basic or Supplemental After-Tax Contributions, in the manner described in subparagraph 4.5(b)(iv) or, to the extent such recharacterization is not possible or the Participant does not so elect, refund the excess contributions in the manner described in subparagraph 4.5(b)(v). For purposes of this Article IV, "excess contributions" means, with respect to any Plan Year, the excess of the aggregate amount of Basic and Supplemental Pre-Tax Contributions (and any earnings and losses allocable thereto but, effective January 1, 1992, before the gap period between the end of the calendar year and the date of distribution) made on behalf of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions that could be made to such Participants without violating the requirements of subparagraph 4.5(b)(i), determined by reducing Basic and Supplemental Pre-Tax Contributions made on behalf of Highly Compensated Participants in order of the actual deferral percentages beginning with the highest of such percentages. The reduction shall be determined by the leveling method, under which the actual deferral ratio of the Highly Compensated Employee with the highest actual deferral ratio is reduced to the extent required to (i) enable the Plan to satisfy the ADP test, or (ii) cause such Highly Compensated Employee's actual deferral ratio to equal the ratio of the Highly Compensated Employee with the next highest actual deferral ratio. This leveling process shall be repeated until the Plan satisfies the ADP test. Provided, however, that for years after 1996, if a different leveling method is mandated by the Code, such different leveling method shall be used instead.

                  (iii) Forfeiture of Matching Contributions: If any Basic Pre-Tax Contributions are to be refunded as an excess contribution, the corresponding matching contributions that were contributed under
            Section 5.1 (and any earnings and losses attributed thereto but, effective January 1, 1992, before the gap period between the end of the calendar year and the date of distribution) will be forfeited.

                  (iv) Tax Treatment of Recharacterized Deferrals: To the extent provided in subparagraph 4.5(b)(ii), in accordance with the Code and the Regulations, if a Highly Compensated Participant so elects in writing no later than the 15th day of the second month immediately following the end of the Plan Year for which such excess contributions were made, the Committee shall recharacterize excess contributions of such Participant for a Plan Year as Basic or Supplemental After-Tax Contributions in order to satisfy the requirements of subparagraph 4.5(b)(i), in which event the amount of excess contributions so recharacterized shall, to the extent permitted by the Code and the Regulations, be treated as having been refunded to the Participant and then contributed by the Participant as Basic or Supplemental After-Tax Contributions, as appropriate. Earnings related to any recharacterized amount shall not be treated as a recharacterized amount.

                  (v) Timing of  Refunds:  If a Highly  Compensated  Participant
            does not elect recharacterization under subparagraph 4.5(b)(iv), or, if required in order to comply with the provisions of subparagraph 4.5(b)(i), and the Code, the Committee shall refund excess contributions for a Plan Year. The distribution of such excess contributions shall be made to Highly Compensated Participants to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such excess contributions were made, but in no event later than the earlier of
            (a) the end of the Plan Year following such Plan Year or (b) in the case of the termination of the Plan in accordance with Article XIII, no later than the end of the twelve-month period immediately following the date of such termination. Any such distribution shall be made to each Highly Compensated Participant on the basis of the respective portions of such amounts attributable to each such Highly Compensated Participant.

                  (vi)  Effect  of  Prior   Distribution  of  Excess  Deferrals:
            Notwithstanding the foregoing provisions of this subparagraph 4.5(b), the amount of excess contributions to be recharacterized or distributed pursuant to subparagraph 4.5(b)(iii) with respect to a Participant for a Plan Year shall be reduced by any excess deferrals previously distributed to such Participant for such Plan Year.

                  (vii)    Continued    Impact    of    Excess    Contributions:
            Notwithstanding the foregoing provisions of this Paragraph 4.5, excess contributions that are recharacterized shall then be taken into account for purposes of Paragraph 5.2, shall continue to be subject to Paragraph 8.1 and Paragraph 10.3, and shall continue to count toward the limits in Paragraph 14.2. Excess contributions that are refunded shall continue to count toward the limits in Paragraph 14.2.

                  (viii)Family Aggregation Rules: Only to the extent that family aggregation rules are mandated by the Code, if an eligible Highly Compensated Employee is subject to the family aggregation rules of
            Section 414(q)(6) of the Code because such employee is either a five-percent owner or one of the ten most Highly Compensated Employees, the combined actual deferral ratio for the family group (which is treated as one Highly Compensated Employee) shall be determined by combining the Basic and Supplemental Pre-Tax Contributions, Compensation and amounts treated as Basic and Supplemental Pre-Tax Contributions of all the eligible family members.

                  The Basic and Supplemental Pre-Tax Contributions, Compensation
            and amounts treated as Basic and Supplemental Pre-Tax Contributions of all family members shall be disregarded for the purpose of determining the actual deferral percentage for the group of eligible Employees who are not Highly Compensated Employees.

                  If an Employee is  required  to be  aggregated  as a member of more than one family group in a plan, all eligible Employees who are members of those family groups that include that Employee shall be aggregated as one family group.

                  (ix) Family  Correction:  The  determination and correction of excess contributions of a Highly Compensated Employee whose actual deferral ratio is determined under subparagraph 4.5(b)(viii) shall be accomplished as follows: the actual deferral ratio shall be reduced as required under subparagraph 4.5(b)(ii) and the excess contributions for the family unit shall be allocated among the family members in proportion to the Basic and Supplemental Pre-Tax Contributions of each family member that are combined to determine the actual deferral ratio.

      4.6 Change in Amount of Contributions: A Contributing Participant may change the rate of his Basic or Supplemental Contributions for any calendar month by filing the appropriate Plan form with the local administrator at least 15 days prior to the first day of any such calendar month for which the change in payroll deductions is intended to be effective. All elections of Basic and Supplemental Contribution rates made under the Plan shall remain in effect, notwithstanding any change in Compensation, until changed as permitted in this Paragraph 4.6 or Paragraph 4.5.

      4.7 Suspension of Basic or Supplemental Contributions: A Contributing Participant may suspend his Basic or Supplemental Contributions to the Plan by filing the appropriate Plan form with the local administrator at least 15 days prior to the first day of the pay period for which such suspension is intended to be effective. Suspension of Basic After-Tax Contributions shall not prevent a Contributing Participant from continuing or increasing his Basic Pre-Tax Contributions and suspension of Basic Pre-Tax Contributions shall not prevent a Contributing Participant from continuing or increasing his Basic After-Tax Contributions.

      4.8 Remittance of Contributions to Trustee: Basic Contributions and Supplemental Contributions shall be remitted to the Trustee as soon as practicable after the end of the month in which the payroll deductions, personal checks, salary reductions or cash payments are effectuated, but in no event later than 90 days from the date such contributions are received by the Employer (in the case of Basic and Supplemental After-Tax Contributions) or the date on which such contributions would otherwise have been paid to the Employee in cash (in the case of Basic and Supplemental Pre-Tax Contributions). The aggregate amounts contributed hereunder, shall be employed by the Trustee to make purchases for the Investment Fund or Funds in accordance with the respective investment elections of each Contributing Participant for such pay period. All such contributions shall be allocated to the accounts of each Participant established in accordance with Article VII.

      4.9 Cessation of Contributions Made by a Contributing Participant: All Contributions of a Contributing Participant shall cease effective with the first day of the pay period coincident with or next following the date of:

            (a) the timely filing of a notice of voluntary suspension of Basic Contributions as described in Paragraph 4.7;

            (b) the election to make certain withdrawals pursuant to Article X;

            (c) the involuntary suspension of Basic Contributions because of a transfer in employment or employment classification as described in subparagraph 3.4(b); or

            (d)  the   termination  of  employment  for  any  reason   including
      Retirement, death or Disability.

      Notwithstanding the foregoing, subparagraph (b) shall not affect Basic Pre-Tax Contributions, except as provided in Paragraph 10.2.

      4.10  Participant Rollover Contributions:

            (a) General: With the consent of the Committee, an Employee described in subparagraphs 3.1(a) or (b) may contribute cash to the Trust Fund other than as Basic or Supplemental Contributions provided such contribution constitutes a Rollover Contribution (as defined in subparagraph (b) of this Paragraph) or a Direct Rollover (as defined in subsection (c) of this Paragraph) or a direct transfer (as defined in subparagraph (d) of this Paragraph). All Rollover Contributions, Direct Rollovers, and direct transfers to the Trust Fund shall be allocated to the Employee's account as of the Valuation Date coincident with or immediately preceding the date of the contribution. To the extent prohibited under the Code, no Rollover Contribution, Direct Rollover or direct transfer shall be allowed if the assets involved are is attributable directly or indirectly to a trust or annuity forming part of a plan under which the Employee was a 5% owner at the time the distribution from such trust or annuity was made. For purposes of the preceding sentence, a 5% owner shall mean any individual who was a 5% owner (within the meaning of Section 416(i)(1)(B) of the Code) of the employer maintaining such other plan at any time during the five plan years preceding the plan year in which the distribution is made. If an Employee described in subparagraphs 3.1(a) or (b) is permitted to make such a Rollover Contribution, Direct Rollover or direct transfer, the Committee shall obtain such evidence, assurances or certifications as it may deem necessary from such Employee to establish to its satisfaction that the amounts to be contributed qualify as Rollover Contributions, Direct Rollovers or direct transfers within the meaning of subparagraphs
      (b) or (c) and will not affect the qualification of the Plan or the tax exempt status of the Trust Fund under Sections 401(a) and 501(a) of the Code, respectively, or substantially increase the administrative expenses of the Plan. The amount so transferred must consist of cash distributed from such other plan or any portion of the cash proceeds from the sale of distributed property other than cash, to the extent permitted by Section 402(a)(6)(D) of the Code.

            (b) Rollover Contributions: As used in this Paragraph 4.10, the term "Rollover Contribution" shall mean the following:

                  (i) all or any portion of a "qualified total distribution" (as said term is defined in Section 402(a)(5)(E)(i)(I) and (II) of the Code inclusive of Section 402(a)(6) of the Code, and, after December 31, 1984, including a rollover distribution attributable to a trust forming part of a plan under which the Employee was an employee within the meaning of Section 401(c)(1) at the time contributions were made on his behalf) which is contributed to the Trust Fund within 60 days or receipt of the distribution from a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code. A qualified total distribution shall not include any amount considered to be contributed by the Employee to the qualified trust described above;

                  (ii) an  amount  (described  in  Section  408(d)(3)(A)(ii)  or
            Section 409(b)(3)(C) of the Code) which is contributed to the Trust Fund and represents all or any portion of the amount of the Employee's distribution from an individual retirement account or individual retirement annuity (defined in Sections 408(a) and 408(b) of the Code, respectively) the value of which account or annuity is attributable solely to a qualified total distribution received by such Employee from a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, and which amount is contributed to the Trust Fund within 60 days of the distribution from the Employee's individual account or annuity.


            (c) Direct  Rollovers:  Special Rules  Regarding  Eligible  Rollover
      Distributions:

                  (i) This Section 4.10(c) applies to  distributions  made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 4.10(c), a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion (provided that such portion is at least $500) of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a Direct Rollover. Only one Direct Rollover shall be allowed for each eligible rollover distribution.

                  (ii)  Definitions:

                        (a) Eligible rollover distribution: An eligible rollover
                  distribution is any distribution of all or any portion (that is at least $500) of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under
                  Section 401(a)(9) of the Code; (3) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion of new unrealized appreciation with respect to employer securities), and (4) any other amounts that are treated as not being eligible rollover distributions under Temporary Regulation Section 1.401(a)(31)
                  - IT or other guidance issued under Section 401(a)(31) of the Code.

                        (b) Eligible  retirement  plan:  An eligible  retirement
                  plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
                  Section 403(a) of the Code, or a qualified  trust described in
                  Section 401(a) of the Code that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (iii) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (iv) Direct  Rollover:  A Direct  Rollover is a payment by the
            Plan to the eligible retirement plan specified by the distributee.

            (d) Direct Transfers: Subject to subparagraph 4.10(e), in addition to the Rollover Contribution described in subparagraphs (a) and (b), and the Direct Rollover described in subparagraph (c), the Committee, in accordance with a uniform and nondiscriminatory policy applicable to Employees described in subparagraphs 3.1(a) and (b), may direct the Trustee to accept a cash contribution transferred directly to the Trust Fund from the trustee of another trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code on behalf of such Employee who participated in that trust. Prior to the acceptance of such a contribution the Committee shall obtain such evidence, assurances or certifications as it may deem necessary to establish to its satisfaction that the amount to be contributed will not affect the qualification of the Plan or the tax-exempt status of the Trust Fund under Sections 401(a) and 501(a) of the Code, respectively, or substantially increase the administrative expenses of the Plan.

            (e) Restrictions: Notwithstanding anything herein to the contrary, the Committee, pursuant to uniform and nondiscriminatory guidelines established by it, shall not permit any direct or indirect transfers from another trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, which provides for a life annuity form of payment to the Employee, other than the trust under the Predecessor Plan.

                                   ARTICLE V

                            EMPLOYER CONTRIBUTIONS

      5.1   Employer Contributions:

            (a) Employer Matching Contributions: For each plan year, and generally during the first quarter of the Plan Year, the Board of Directors in its sole discretion, shall establish three profitability thresholds which are referred to herein as "Level A", "Level B" and "Level C". The highest Profitability Level which is attained, as determined at or after the end of the Plan Year, shall determine the Employer's matching contribution obligations to the Plan.

            Subject to the provisions of Article XIV, each Employer shall contribute to the Trust Fund based upon the Profitability Level attained in accordance with the following formula:


                  (i) Twenty-five cents for each one dollar of a Contributing Participant's Basic Contributions which are based on the first 8% of his Compensation, provided the Profitability Level is equal to or above Level A but below Level B;

                  (ii) Fifty cents for each one dollar of a Contributing Participant's Basic Contributions which is based on the first 8% of his Compensation provided the Profitability Level is equal to or above Level B but below Level C;

                  (iii) Seventy-five cents for each one dollar of a Contributing
            Participant's Basic Contributions which is based on the first 8% of his Compensation provided the Profitability Level is equal to or above Level C.

            In a "below A" year, no Employer Matching Contributions will be contributed to the Plan or allocated to any Participant's account.

            No Employer Matching Contributions shall be made with respect to a Contributing Participant's Supplemental Contributions. No Employer matching contributions shall be made with respect to a Contributing Participant's Basic After-Tax Contributions to the extent that such Basic After-Tax Contributions were withdrawn before the end of the calendar year in which they were contributed.

            (b) Employer Pension Feature Contributions: Effective April 1, 1996 for periods after March 31, 1996, the Employer Pension Feature Contribution shall be that amount which, in combination with forfeitures, provides for a percentage of Compensation profit sharing allocation as calculated for each Participant who is an active employee during the calendar year, by adding together two formulas, "A" and "B", where:

      "A" is 3% of the Participant's Compensation for the calendar year, and

      "B" is calculated in accordance with the following steps:

            1) The prospective benefit that would have been earned (starting on April 1, 1996) from the Retirement Programs of NL Industries, Inc., for Salaried Employees if that plan had not been frozen as of April 1, 1996, for service on and after April 1, 1996, was calculated as of March 31, 1996, using data available on January 22, 1996. 1996 annual compensation was estimated and was projected to increase at 3% per year. Corporate profitability was assumed to be "B" level, resulting in 2% accruals per year. Continuous employment until retirement at age 65 was assumed. (For anyone already over age 65, the April 1, 1996 age was used.) These assumptions and data will remain fixed; they will not be adjusted in later years to reflect actual corporate profitability rates, employment experiences, or changes in other assumptions used to calculate the benefit under the Retirement Programs. The result of this calculation is called the "Old Plan Benefit."

            2) The value of the Old Plan benefit was converted to a lump sum payable at age 65 using a discount rate of 9% and the 1983 Group Annuity Mortality Table (50% male, 50% female). (For any individual not a participant in the Retirement Program as of March 31, 1996, the Old Plan Benefit is zero.)

            3) The account balance that will be provided by the 3% of Compensation contribution in item A above was projected to the end of the year prior to age 65, assuming accruals start January 1, 1996, with an assumed contribution date at the end of each calendar year while the Participant is under age 65, and an assumed account earnings rate of 9% per year. This total amount is called the "New Plan Benefit."

            4) The New Plan Benefit (calculated in Item 3 above) is subtracted from two-thirds of the lump sum value of the Old Plan Benefit
            (calculated in item 2 above). The difference is called the "Transition Benefit."

            5) If the Transition Benefit (calculated in item 4 above) is zero or less, no additional contribution will be added to the amount in A above for 1996 or any later year.

            6) If the Transition Benefit (calculated in item 4 above) is more than zero, the current value of the Transition Benefit is calculated by discounting the value the Transition Benefit at age 65 to April 1, 1996, at 9% interest. This result is called the "Current Value of the Transition Benefit."

            7) The Current Value of the Transition Benefit was converted to an increasing annuity payable annually for a number of years equal to 65 minus the Participant's age as of the most recent birthday on April 1, 1996, assuming 3% annual compensation increases and 9% annual asset growth. That annuity was converted to a percentage of pay ("Transition Benefit Percentage") by dividing the annual 1996 payment by estimated 1996 pay and rounding to one decimal place.

            8) Participants with a Transition Benefit Percentage of 1.0% or greater will receive the transition benefit for 1996, 1997, and later years, so long as they remain employed and eligible for a benefit under the terms of the Plan governing eligibility to receive an allocation.

            9) Participants with a Transition Benefit Percentage of less than 1.0% will receive the Current Value of the Transition Benefit (calculated in item 6 above) in 1996 if they remain employed and eligible for a benefit for 1996 under the terms of the Plan governing eligibility to receive an allocation, and will receive no transition benefit for any year after 1996 even if they remain employed for future years.

      The purpose of the pension feature contribution is to help ameliorate the effect of the freeze of the Retirement Programs by creating a new contribution to the Retirement Savings Plan equal to not less than 2/3 of the future benefit lost due to the freeze of the Retirement Programs. Therefore, notwithstanding the preceding provisions of this subsection 5.1(b), any employee whose compensation during the period January 1, 1996 through March 31, 1996 exceeded $150,000 shall receive no pension feature contribution for 1996.

      The contributions calculated under this subsection 5.1(b) are intended to meet the general test under Code Section 401(a)(4) both in 1996 and in 1997 and later years.

      5.2   Average Contribution Test:

            (a) ACP: Subject to Paragraph 5.7, the average contribution percentage for the Plan Year for Highly Compensated Employees shall not exceed the greater of the following average contribution percentage tests:
      (i) the average contribution percentage for such Plan Year of those eligible Employees who are not Highly Compensated Employees multiplied by 1.25; or (ii) the average contribution percentage for the Plan Year of those eligible Employees who are not Highly Compensated Employees multiplied by 2.0, provided that the average contribution percentage for Highly Compensated Employees does not exceed the average contribution percentage for such other eligible Employees by more than 2 percentage points. The test in clause (ii) shall not be used if the parallel test was used under Section 4.5(b)(i), to the extent such multiple use is prohibited by the Code. For purposes of this Article V, the "average contribution percentage" for a Plan Year means, for each specified group of employees, the average of the ratios (calculated separately for each Employee in such group) of (i) the sum of (A) Employer Matching Contributions described in Section 5.1 for the Plan Year, (B) Basic and Supplemental After-Tax Contributions for the Plan Year, and (C) if the Committee so elects in accordance with and to the extent permitted by the Regulations, Basic and Supplemental Pre-Tax Contributions, to (ii) the amount of the

      Participant's compensation (as defined in Section 414(s) of the Code) for the Plan Year. In accordance with regulation 1.401(m)-1(b)(5) and the related Example 3, for the purpose of passing the ACP test the Committee may elect to treat as Matching Contributions some or all of the Basic and Supplemental Pre-Tax Contributions of HCEs as well as of NHCEs. An eligible Employee's average contribution percentage shall be zero if no contributions are made on his behalf for such Plan Year.

            (b) Refund  (Leveling  Method) or  Forfeiture:  The Committee  shall determine as of the end of the Plan Year, and at such time or times in its discretion, whether one of the average contribution percentage tests specified in subparagraph 5.2(a) is satisfied for such Plan Year. This determination shall be made after first determining the treatment of excess deferrals within the meaning of Section 402(g) of the Code under Paragraph 4.2 and then determining the treatment of excess contributions under subparagraph 4.5(b). In the event that neither of the average contribution percentage tests is satisfied, the Committee shall refund or forfeit the excess contributions in the manner described in subparagraph 5.2(d). For purposes of this Article V, "excess aggregate contributions" means, with respect to any Plan Year and with respect to any Participant, the excess of the aggregate amount (and any earnings and losses allocable thereto before the gap period between the end of the calendar year and the date of distribution) of (a) Employer Matching Contributions, (b) Basic and Supplemental After-Tax Contributions and (c) the Basic and Supplemental Pre-Tax Contributions (if the Regulations permit and the Committee elects to take into account Basic and Supplemental Pre-Tax Contributions when calculating the average contribution percentage) of Highly Compensated Participants for such Plan Year, over the maximum amount of such Employer Contributions, Basic and Supplemental After-Tax Contributions and Basic and Supplemental Pre-Tax Contributions that could be made to the account of Participants without violating the requirements of subparagraph 5.2(a). The amount of each Highly Compensated Participant's excess aggregate contributions shall be determined by reducing the average contribution percentage of each Highly Compensated Participant whose average compensation percentage is in excess of the percentage otherwise permitted under subparagraph 5.2(a) to the maximum amount permitted by that paragraph.

            The reduction shall be determined by the leveling method, under which the actual contribution ratio of the Highly Compensated Employee with the highest actual contribution ratio is reduced to the extent required to (i) enable the Plan to satisfy the ACP test, or (ii) cause such Highly Compensated Employee's actual contribution ratio to equal the ratio of the Highly Compensated Employee with the next highest actual contribution ratio. This leveling process shall be repeated until the Plan satisfies the ACP test. Provided, however, that for years after 1996, if a different leveling method is mandated by the Code, such different leveling method shall be used instead.

            (c) Forfeiture of Non-vested Matching Contributions: Matching contributions that were not forfeited under Section 4.5(b)(iii) may not be forfeited except to the extent that they are not vested. Non-vested matching contributions (and any earnings and losses allocated thereto) may be forfeited, but such forfeited contributions are still counted as annual additions under Sections 404 and 415 of the Code.

            (d) Timing of Refund or Forfeiture: If the Committee is required to refund or forfeit excess aggregate contributions for any Highly Compensated Participant for a Plan Year in order to satisfy the requirement of subparagraph 5.2(a), then the refund or forfeiture of such excess aggregate contributions shall be made with respect to such Highly Compensated Participants to the extent practicable before the 15th day of the third month immediately following the Plan Year for which such excess aggregate contributions were made, but in no event later than the end of the Plan Year following such Plan Year, or, in the case of the termination of the Plan in accordance with Article XIII, no later than the end of the twelve-month period immediately following the date of such termination. For each of such Participants, amounts so refunded or forfeited shall be made in the following order of priority: (A) to the extent permitted by law, by forfeiting nonvested Employer Matching Contributions, and earnings thereon; (B) by distributing vested Employer Matching Contributions, and earnings thereon, of Highly Compensated Participants; (C) by distributing Supplemental or Basic After-Tax Contributions, and earnings thereon; and
      (D) by distributing Supplemental or Basic Pre-Tax Contributions (to the extent such amounts are included in the average contribution percentage) and earnings thereon. All such distributions and forfeitures shall be made to or be with respect to Highly Compensated Participants on the basis of the respective portions of such amounts attributable to each such Highly Compensated Participant. The amount of any forfeitures made pursuant to this Paragraph 5.2 shall be used to reduce Employer Matching Contributions in accordance with Paragraph 5.4.


            (e) Family Aggregation Rules: Only to the extent that family aggregation rules are mandated by the Code, if an eligible Highly Compensated Employee is subject to the family aggregation rules or Section 414(q)(6) of the Code because such employee is either a five-percent owner or one of the ten most Highly Compensated Employees, the combined actual contribution ratio for the family group (which is treated as one Highly Compensated Employee) shall be determined by combining the Basic and Supplemental After-Tax Contributions and Employer Matching Contributions of all the eligible family members.

            The Basic and Supplemental After-Tax Contributions, Compensation and amounts treated as Employer Matching Contributions of all family members shall be disregarded for purposes of determining the actual contribution percentage for the group of Highly Compensated Employees, and the group of eligible Employees.

            If an Employee is required to be aggregated as a member of more than one family group in a plan, all eligible Employees who are members of those family groups that include that Employee shall be aggregated as one family group.

            (f) The determination and correction of excess aggregate contributions of a Highly Compensated Employee whose actual contribution ratio is determined under the family aggregation rules of (e) shall be accomplished as follows: the actual contribution ratio shall be reduced as required under subparagraph 5.2(b) and the excess aggregate contributions  for the  family  unit shall be  allocated  among the family members in proportion to the Basic and Supplemental After-Tax Contributions and Employer Matching Contributions of each family member that are combined to determine the actual contribution ratio.

      5.3 Remittance of Employer Contributions to Trustee: Employer Contributions, if any, shall be made solely in cash and shall be remitted to the Trustee, as soon as practicable after the end of the year for which the Company's Profitability Level was attained; provided, however, that Employer Contributions to the NL Stock Fund, may be made in shares of Common Stock of NL or in cash.

      5.4   Allocation of Employer Contributions and Forfeitures:

            (a) General: All Employer Contributions shall be used by the Trustee to make purchases for the Investment Fund or Funds in accordance with the respective investment elections of the Participant to whose account the Employer Contributions are allocated. All Employer Contributions shall be allocated to the accounts established in accordance with Article VII of each Participant entitled to share in such contributions.

            (b) December 31 Rule: Employer Pension Feature Contributions accrued on behalf of a Participant shall be allocated to such Participant's account whether or not such Participant remains employed on the last day of the Plan Year. Notwithstanding any other provision of the Plan, no Employer Matching Contributions shall be made for the benefit of, and no Employer Matching Contributions or forfeitures shall be allocated, added or otherwise credited to the account of, a Participant under the Plan who was not an Employee of an Employer on the last day of the Plan Year; provided, however, a Participant who terminated Service during any Plan Year on his Retirement Date or by reason of his death or Disability shall be treated as if he was an active Participant on the last day of such Plan Year. In addition, any Participant who is, on the last day of the Plan Year on a leave of absence to which such Employee is entitled under the Family and Medical Leave Act of 1993 ("FMLA") shall be deemed to be in the employ of the Employer on such last day unless final regulations issued under the FMLA do not require such treatment for this purpose.

            (c) Use of forfeitures: Amounts in the accounts of Participants which are forfeited in accordance with Article VIII and Paragraph 16.6 shall be applied during the continuance of the Plan in the following order: (i) to restore the accounts of reemployed participants pursuant to subparagraph 8.4(b), (ii) to restore the accounts of Participants or Beneficiaries who apply for forfeited benefits pursuant to Paragraph 16.6 and (iii) to reduce the amount of Employer Contributions otherwise payable by their Employer. If upon complete discontinuance of contributions under the Plan or termination of the Plan any such forfeitures have not been so applied, such unapplied amount shall be allocated among all remaining Employees who are Participants in accordance with Paragraph 13.2.

      5.5 Investment and Administrative Expenses: All brokerage commissions, taxes and other expenses related to the purchase and sale of securities shall be paid out of the assets of the Trust Fund, as directed by the Committee. All other expenses, including any taxes which may be imposed upon the Trust Fund or upon the income therefrom, compensation of the Trustee, investment management fees, fees for legal and accounting purposes and all other costs and expenses incurred in administering the Plan, unless paid by the Employer, shall be paid out of the Trust Fund, as directed by the Committee.

      5.6   Multiple Use:

            (a) Notwithstanding any other provision under this Plan, in the event there is multiple use, as defined and determined in accordance with
      Section 1.401(m)-2 of the Regulations, such multiple use shall be corrected to the extent required by the Regulations by reducing the actual contribution percentage, as defined in subparagraph 5.2(a), of Highly Compensated Employees in the manner prescribed in subparagraph 5.6(b).

            (b) The amount of the reduction to the actual contribution percentage of Highly Compensated Employees shall be calculated in the manner described in subparagraph 5.2(b) so that there is no multiple use. The reduction shall be treated as an excess aggregate contribution.

      5.7 Qualified Non-Elective Contributions: At the election of the Board of the Plan Sponsor, in lieu of distributing excess contributions to Highly Compensated Employees in order to satisfy the actual deferral percentage test or the actual contribution percentage test, the Employer may make Qualified Non-Elective Contributions on behalf of one or more non-Highly Compensated Employees who are Participants in such amounts as are sufficient to satisfy the actual deferral percentage test or the actual contribution percentage test.

                                  ARTICLE VI

                          INVESTMENT OF CONTRIBUTIONS



      6.1 Investment Funds: Each Participant at the time he becomes a Participant under the Plan shall submit written instructions to the Committee (unless the Committee establishes a different way to submit such instructions) to invest any and all contributions made by him or on his behalf in whole percentages in any one or a combination of Investment Funds (which conform to any portfolio standards and guidelines established by the Trustee) as may be determined from time to time by the Committee and made available on an equal basis to all individuals with accounts in the Plan. The Investment Funds shall include at least the following five, but may include additional funds at the Committee's discretion:


            (a) Money Market Fund: an income producing diversified fund comprised of short-term money market instruments that seeks to maintain a constant $1 per share value. Acceptable securities include, but are not limited to, U.S. Government and U.S. Government Agency obligations, commercial paper, time deposits, certificates of deposit, Eurodollar deposits, repurchase agreements, banker's acceptances and guaranteed investment contracts.

            (b) Fixed Income Fund: a diversified fund that may invest in a variety of short-, intermediate- or long-term fixed income instruments, that may seek a mixture of capital gains and current income. Acceptable securities include, but are not limited to, U.S. Government and U.S. Government Agency obligations, corporate bonds and notes and mortgage- and asset-backed securities and other money market instruments. The fund assumes a higher degree of risk than a money market fund and its share value may fluctuate considerably.

            (c) Equity Fund: a diversified fund that invests primarily in equity securities traded in public markets in the U.S. or in foreign markets, that seeks growth in asset value and possibly current income. The fund's investments can be comprised of common stock from a wide array of companies and industries. The fund will typically assume a higher degree of risk than a money market fund and a fixed income fund but may also achieve a higher long term rate of return. The fund's share value can be expected to fluctuate considerably.

            (d) NL Stock Fund: A fund invested primarily in Common Stock. All dividends declared and paid on Common Stock held in the NL Stock Fund, shall be used, as soon as practicable, by the Trustee to purchase additional Common Stock, the value of which shall be allocated to such Participant's account.

            (e) The Dresser/Tremont Stock Fund: A fund which shall hold shares of Common Stock which were received by the Trustee as a result of the Plan of Restructuring of NL Industries, Inc., approved by the shareholders of the Company at the special meeting held on December 22, 1988, and which Participants elected to retain in the form of Baroid Corporation Common Stock in lieu of exchanging it for Common Stock of the Company (the Baroid Corporation common stock having later been acquired by Dresser Industries, Inc.), and shares of Common Stock of Tremont Corporation which Participants received due to the subsequent reorganization of Baroid Corporation into Tremont Corporation and Baroid Corporation. No additional contributions or transfers to the Dresser/Tremont Stock Fund will be permitted. Dividends paid on the securities in the Dresser/Tremont Stock Fund will be allocated to the respective Participant's accounts and invested in accordance with the Participant's most recent instructions directing the investment of new contributions to the Plan. No shares of Dresser or Tremont Common Stock will be purchased on or after January 1, 1994.

      6.2 Temporary Investments: After the allocation of assets of the Trust Fund to any of the Investment Funds, but prior to investment or pending reinvestment of monies in securities of a type consistent with the objectives of any such Fund, the Trustee or Investment Manager may temporarily invest and reinvest any such assets in securities with maturities of one year or less issued or guaranteed by the Government of the United States of America or by any agency or instrumentality thereof, or in the name of the Trustee in any savings accounts or certificates of deposit in any banks, or may maintain cash balances consistent with the liquidity needs of the Plan.

      6.3 Change in Investment Election for Future Contributions: Any investment election filed by a Participant for investment of current contributions shall continue in effect until changed by the Participant. A Participant may change his current investment election as to future contributions. Effective July 1, 1990, changes in investment elections may be made by telephoning the representative of the Trustee at the number stated in the summary plan description of the Plan, and following the instructions of that representative. Written confirmation of the transaction will be sent to the Participant by the Trustee and such written confirmation is binding unless the Participant demonstrates an error in such written confirmation within the number of days stated on the written confirmation.

      6.4 Inter-Fund Transfers: Effective July 1, 1990, a Participant may transfer all or any portion of his account balance in any Fund (in increments of 1%) to any other Fund upon submission to the investment manager appointed under
Section 11.2 the appropriate information in the form required by the investment manager under uniform procedures.

      Transfers may be made as often as daily. Instructions must be received one business day in advance of the business day on which the transfer is to be effected. A business day is a period of time during a calendar day when the New York financial markets are open.

      Notwithstanding the preceding paragraph, only one transfer per month may affect a Participant's accounts in the NL Stock Fund, and only one transfer is permitted out of a Participant's Dresser/Tremont Stock Fund. No transfer into the Dresser/Tremont Stock Fund will be permitted. Transfers under this paragraph are permitted any business day of the quarter requested by the Participant with one business day advance notice, and settlement will take place within five business days. Any commissions charged will be paid by the forfeiture account of the Plan or by the Employer.

      6.5 Suspension of Investments and Investment Transfers into the NL Stock Fund or the Dresser/Tremont Stock Fund: Notwithstanding any election by a Participant, during any period of time when (a) a Registration Statement covering the Plan is not in effect, (b) although in effect, information in the Prospectus forming part of such Registration Statement does not meet the requirements of the Securities Act of 1933, as amended, or is not available for delivery, or (c) in the judgment of the Company, a proceeding by the Securities and Exchange Commission for the issuance of a stop order suspending the effectiveness of the Registration Statement is threatened or contemplated, no future Basic, Supplemental, or Employer Contributions may be invested in, and no such prior contributions, or income earned thereon, may be transferred for investment in the NL Stock Fund or the Dresser/Tremont Stock Fund. In lieu thereof, the Trustee shall invest such amounts in short term investments in accordance with Paragraph 6.2. At such time as (a) a Registration Statement covering the plan shall become effective, (b) the Prospectus forming part of such Registration Statement shall have been amended to meet the requirements of the Act or shall be available for delivery, or (c) no stop order proceedings shall be threatened or contemplated, such amount shall be invested as previously directed, until such prior direction is changed in accordance with Paragraph 6.3.

      6.6 Proxy Material for Those Participants for Whom an Investment Has Been Made in the NL Stock Fund or the Dresser/Tremont Stock Fund: Before each annual or special shareholders' meeting of the applicable company, the Trustee shall furnish to each Participant with an account in the NL Stock Fund or the Dresser/Tremont Stock Fund, a copy of the proxy solicitation material, together with a form requesting confidential instructions to the Trustee on how such Common Stock (including fractional shares, to 1/10th of a share) is to be voted. Such proxy solicitation material will be furnished to participants in a timely manner so as to comply with applicable federal and/or state laws. Upon timely receipt of such instructions, the Trustee shall vote such Common Stock as instructed. The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person including officers or employees of the Company or any Affiliated Company. The Trustee shall not make recommendations to Participants on whether to vote or how to vote. If voting instructions for Common Stock for a particular shareholders meeting are not timely received from Participants, the Trustee shall not vote such Common Stock, except that effective January 1, 1994, if timely instructions are not received from Participants, or if the Trustee determines that the instructions received violate ERISA, the trustee shall vote such Common Stock for which valid instructions are not received in the same proportion as are voted the shares for which valid instructions are received.

      6.7 Exercise of Tender Rights: Each Participant shall have the right from time to time with respect to the shares of Common Stock allocated to his account in the NL Stock Fund or the Dresser/Tremont Stock Fund to instruct the Trustee in writing as to the manner in which to respond to any tender or exchange offers which shall be pending or which may be made in the future for all such shares of Common Stock or any portion thereof. A Participant's instructions shall remain in force until superseded in writing by the Participant. The Trustee shall tender or exchange such shares of Common Stock as and to the extent so instructed. If the Trustee shall not receive instructions from a Participant regarding tender or exchange offers for Common Stock, the Trustee shall have no discretion in such matter and shall take no action in response thereto. Unless and until shares of Common Stock are tendered or exchanged, the individual instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or employees of the Company or any Affiliated Company; provided, however, that the Trustee shall advise the Company, at any time upon request, of the total number of shares of Common Stock which it has been instructed to tender or exchange and the total number of such shares not subject to instructions to tender or exchange. The Trustee shall notify each Participant of each tender or exchange offer and utilize its best efforts to timely distribute or cause to be distributed to such Participant all information distributed to shareholders of the Company in connection with any such tender or exchange offer.

      6.8 Best Interests of Participants: In the event that the Trustee or a court of competent jurisdiction determines that the Trustee shall have the discretion or power to sell, convey or transfer any shares of Common Stock held in the NL Stock Fund or the Dresser Tremont Stock Fund of the Trust Fund in response to a tender or exchange offer, notwithstanding the provisions of
Section 6.7, the Trustee in exercising such discretion or power shall be obliged to consider not only any increased value in the accounts of the Participants in the NL Stock Fund or the Dresser Tremont Stock Fund of the Trust Fund as a result of a tender or exchange of the shares of Common Stock in the accounts of such Participants, but also the impact of any change in the management or control of the Company on the status of the Participants as employees of the Company in the long run, not over a short period, such as whether such Participants will be retained or dismissed as employees of the Company, whether such Participants will receive greater or fewer benefits than they receive as employees of the Company at present, including coverage under pension, savings or thrift, or employee stock ownership plans similar to the Company's plans, whether such plans are as well funded as the Company's plans, whether the Participants will receiver greater or lower levels of compensation and whether the Participants will continue to be covered by a savings or thrift plan, such as the Plan. To the maximum extent permitted by law, the Trustee shall be obliged to treat the instructions of Participants who have given such instructions as indicative of whether tendering shares of Common Stock would be in the best interests of other Participants.

      6.9 Assumption of Investment Risk by Participants: Upon the withdrawal or distribution of benefits under the Plan, a Participant or Beneficiary may be entitled to receive shares of Common Stock or cash as provided for under Articles IX and X. The Employer does not guarantee that the current market value of Common Stock or any other investment will be equal to the purchase price thereof or that the total amount withdrawn or distributed in cash will be equal to or greater than the amount of the Participant's Basic or Supplemental Contributions. Each Participant assumes all risks in connection with any decrease in the market price of any common stocks or other investments or Investment Funds held on his behalf in accordance with the provisions of the Plan.

      If a Participant or Employee submits invalid instructions directing the investment of his account, his account shall continue to be invested in accordance with the most recent valid instructions received by the Committee or in accordance with Section 6.3. If no valid instructions have ever been received, such Participant or Employee shall be deemed to have elected to invest his account in the Money Market Fund, or if none is offered, the Investment Fund that the Committee determines to be closest to a money market fund in expected risk.

      6.10 Section 404(c) of ERISA: Except as may otherwise be prescribed by the Committee, categories of assets, election procedures and other rules relating to investment elections shall comply with the requirements of Section 404(c) of ERISA.

                                  ARTICLE VII

                TRUST FUND ACCOUNTS AND ALLOCATION OF EARNINGS

      7.1 Participant's Account: The Committee shall cause to be maintained in an equitable manner a separate account for each Participant in which there shall be kept a separate record of the share of such Participant in each Investment Fund of the Trust Fund which is attributable to his Basic and Supplemental After-Tax and Pre-Tax Contributions, Roll-over Contributions, if any, made pursuant to Article IV hereof and the Employer Contributions made on his behalf.

      7.2 Valuation of Investment Funds: The Committee shall cause the Trustee to value separately the Investment Funds described in Article VI as of each Valuation Date by determining the fair market value of the Trust Fund's assets then held in each of the Investment Funds.

      7.3 Valuation of Accounts: The difference between the value of each such Investment Fund on any Valuation Date and its value as of the last preceding Valuation Date together with interest, dividends and other sums received and accrued but not yet invested, less expenses, shall be credited or debited, as the case may be, to the account balances of the Participants in each such Investment Fund.

      7.4 Statement of Participant's Account: As soon as practicable after the completion of a Plan Year, an individual statement of account shall be issued to each Participant showing the value of his interest in each Fund.



                                    VII-1

                                 ARTICLE VIII

                                    VESTING

      8.1 Vesting With Respect to Predecessor Plan Contributions, Participant Contributions and Pre-Tax Contributions Made After December 31, 1973: A Participant shall at all times be fully vested in the current value of that portion of his account which is attributed to Basic and Supplemental Contributions, Rollover Contributions, Direct Rollovers, and direct transfers to the Trust Fund (as described in subparagraph 4.10(c)).

      8.2 Vesting With Respect to Employer Contributions: A Participant shall have no vested interest with respect to the value of that portion of his account which is attributed to Employer Contributions, unless he shall have been credited with at least three years of Vesting Service (as defined in Paragraph 8.3). If a Participant has been credited with at least three years of Vesting Service, he shall be vested in 50% of the value of all Employer Contributions. If a Participant has been credited with at least four years of Vesting Service, he shall be vested in 75% of the value of all Employer Contributions. A Participant who has been credited with at least five years of Vesting Service shall be vested in 100% of the value of all Employer Contributions.

      8.3 Years of Vesting Service: Subject to the last sentence of subparagraph 10.1(c), an Employee shall be credited with one year of Vesting Service for each Plan Year or part thereof following his commencement of employment with the Employer or with an Affiliated Company during which he shall have been credited with at least 1,000 Hours of Service or six Months of Service. For this purpose, an Employee shall receive credit for all Hours of Service and Months of Service with an Employer or an Affiliated Company, whether or not such Employee was eligible to participate in the Plan during each such Plan Year. In addition, any Employee may be credited with up to five years of employment with Valhi, Inc, Tremont Corporation, Louisiana Pigment Company, L.P., or Baroid Corporation (but only if such employment with Baroid Corporation preceded Baroid's acquisition by or merger with Dresser Industries, Inc.) prior to such Employee's date of hire by the Employer. Notwithstanding the fact that a Participant has incurred a forfeiture under the rules described in Paragraph 8.4, years of Vesting Service shall include years of Vesting Service prior to a one-year Break in Service subject to the following rules:

            (a) If a vested Participant has a one-year Break in Service, his pre-break and post-break service shall be used for computing years of Vesting Service upon his date of reemployment.

            (b) After five consecutive one-year Breaks in Service, a Participant's vested interest in the value of his Employer Contributions attributable to pre-break service shall not be increased as a result of post-break service.

      8.4  Forfeitures  Upon  Distribution  Prior to Full Vesting and Repayment:
Except as provided in Paragraphs 8.5 and 8.6, any termination of employment of a Participant, prior to the time

                                    VIII-1
his account attributable to the Employer Contributions made with respect to him is 100% vested in accordance with Paragraphs 8.2 or 8.5, may result in a forfeiture of the current value of the nonvested amounts subject to the following provisions, effective January 1, 1992.

            (a) General Rule: The value of his vested interest in his Basic and Supplemental After-Tax Contributions, and in the Basic and Supplemental Pre-Tax Contributions and Employer Contributions made on his behalf will be paid to him in accordance with Paragraph 9.1. Notwithstanding any other provisions of the Plan to the contrary, any nonvested amounts that were held under the Plan (as in effect immediately prior to the Plan Year that commenced on January 1, 1992), in Accounts maintained for Participants who had incurred at least five (5) consecutive one year Breaks in Service on or before January 1, 1992, shall be deemed to have been forfeited during the first Plan Year that commenced immediately after December 31, 1991 and shall be applied as herein provided.

            (b) Cashouts Within Two Plan Years After Employment Terminates: The Participant shall not be entitled to the value of the nonvested portion of his account attributable to Employer Contributions which nonvested portion shall be forfeited as of the date distribution of his vested account balance is made or commenced (due to such person's cessation of participation in the Plan) by the close of the second complete Plan Year following the Plan Year in which his employment terminated, and applied in accordance with Paragraph 5.4. Otherwise, with respect to the nonvested portion of such account of a Participant who received a distribution of all or a portion of the vested portion of such account other than by the close of the second complete Plan Year following the Plan Year in which his employment terminated, such forfeiture shall occur on the date on which such Participant incurs five consecutive one-year Breaks in Service following the date of termination of employment. Provided, however, that if the Participant (1) received a distribution which includes the full amount of his entire vested interest in his account attributable to Employer Contributions as a result of his termination of participation in the Plan, which distribution is $3,500 or less, or is more than $3,500 but is consented to, (2) returns to active employment before incurring five consecutive one-year Breaks in Service and (3) not later than the end of the five-year period beginning with the Employee's resumption of employment covered by the Plan, repays to the Trust Fund, in cash or shares of Employer Stock (but only to the extent of the number of shares received upon distribution), the entire value of his account balance at the time of distribution to him, the amount repaid and the nonvested portion of the Employer Contributions previously made on the Participant's behalf shall be restored to such Participant's accounts in an amount equal to the value of his accounts on the date of distribution and shall be invested in accordance with the option in effect for such Participant at the time of repayment. In addition, if such Participant (1) received a distribution by the close of the second Plan Year following the Plan Year in which his employment terminated, which distribution was less than the full amount of his entire vested interest in his account attributable to Employer Contributions, which interest is $3,500 or less, or is more than $3,500 but is consented to, and (2) returns to active employment before incurring five consecutive one-year Breaks in Service following the date

                                    VIII-2
      his  employment   terminated,   the  nonvested  portion  of  the  Employer
      Contributions previously made on the Participant's behalf shall be restored to such Participant's accounts in an amount equal to the value of his accounts on the date the distribution commenced without any requirement that he repay to the Trust Fund any amount of the distribution attributable to Employer Contributions; provided, however, any future distributions attributable to Employer Contribution shall be subject to offset by the amount of the prior distribution that was not repaid incident to restoration to the Participant's account pursuant to this sentence. There shall be no adjustment for any gains or losses which may be incurred between the date of distribution and the date of repayment.

            (c) Deemed Cashouts: If the Participant did not have a vested interest in any contributions credited to his account at the time of his termination of participation in the Plan he shall be deemed to have received distribution of a vested interest in any contributions credited to his account equal to zero (although actually receiving no distribution from his account as a result of his termination of participation in the
      Plan), and his account will be restored if he resumes employment covered under the Plan prior to incurring a period of five consecutive one-year Breaks in Service following the date of the termination.

            (d) Distribution Made or Begun More Than Two Plan Years After Employment Terminates: With respect to a Participant whose vested interest in his account attributable to Employer Contributions is less than 100% and who receives a termination distribution from his account attributable to Employer Contributions other than by the close of the second Plan Year following the Plan Year in which his employment terminated, any amount remaining in his account attributable to Employer Contributions shall continue to be maintained as a separate account. At any relevant time, such Participant's nonforfeitable portion of such separate account shall be determined in accordance with the following formula:

                               X = P(AB + D) - D

      For purposes of applying the formula: X is the nonforfeitable portion of such separate account at the relevant time; P is the Participant's vested interest in his account attributable to Employer Contributions at the relevant time; AB is the balance of such separate account at the relevant time; and D is the amount of the distribution. For all other purposes of the Plan, a Participant's separate account shall be treated as an account attributable to Employer Contributions. The forfeitable portion of such terminated Participant's separate account shall be forfeited on the date on which such Participant incurs five consecutive one-year Breaks in Service following the date of termination of employment.

            (e) Deferred Vested Distributions: With respect to a Participant who terminates employment with the Employer with a vested interest in his account attributable to Employer Contributions greater than 0% but less than 100% and who is not otherwise subject to the forfeiture provisions of paragraph (b) or paragraph (d) above, the forfeitable portion of such

                                    VIII-3
      terminated Participant's account attributable to Employer Contributions shall be forfeited on the date on which such Participant incurs five consecutive one-year Breaks in Service following the date of termination of employment.

            (f) Investment of Forfeitable Account Balances: A terminated Participant shall be entitled to direct the investment of his Account up until such time as investments are liquidated, if applicable, and distribution of his entire vested interest is made in accordance with
      Article IX. Thereafter, the forfeitable portion of such Account shall be invested by the Committee.

      8.5 Full  Vesting:  Notwithstanding  the  provisions  of Paragraph  8.2, a
Participant shall be fully vested in all Employer Contributions if his employment is terminated as a result of his Retirement, Disability or death. A Participant shall also be fully vested upon attainment of his normal retirement age regardless of whether he actually retires on such date, except that for Participants first hired by an Employer on or after January 1, 1997, a Participant shall be fully vested upon attainment of the later of (i) his normal retirement age (regardless of whether he actually retires on such date) and (ii) the completion of five years of Vesting Service. For purposes of the preceding sentence, a Participant's normal retirement age shall be the earlier of age 65 or the age treated as his normal retirement age under the provisions of any formal retirement plan the Company under which he may be covered.

      8.6 Other Provisions Affecting Vesting: If the termination of participation of any Participant is occasioned by a change in ownership of the outstanding stock of an Affiliated Company by which such Participant is employed, or if the termination of employment of any Participant is occasioned by the sale or other transfer to an acquiring corporation of all or substantially all of the assets used by the Company in a division, plant, location, or other identifiable unit of the Company by which such Participant is employed, and if such former Affiliated Company or acquiring corporation, either prior to or within 60 days from the date of such change, evidences in writing its intention to continue in effect for its employees a profit sharing, thrift or savings plan for their benefit in accordance with the terms of the Plan, the Committee upon approval by the Board shall direct the Trustee to transfer to itself, or to such other trustee as such former Affiliated Company or acquiring corporation shall designate in a trust agreement containing the same or substantially similar terms and provisions as are contained in the agreement establishing the Trust forming part of the Plan, such assets then held by the Trustee for such Participant, without reduction for the nonvested amounts, if any, of his account balance, as the Committee shall determine and certify to the Trustee, constitute the appropriate share of the Trust Fund then held in respect of such former Affiliated Company's or the acquiring corporation's employees, who, prior to the change in ownership, participated under the Plan.


                                    VIII-4

                                  ARTICLE IX

                DISTRIBUTION OF BENEFITS OTHER THAN WITHDRAWALS

      9.1 Normal Form of Payment: Subject to Paragraphs 5.2, 8.6, 13.2, 17.2 and 17.3, distributions shall be made under the Plan only upon the occurrence of one of the events described in Paragraph 10.3. In addition, to the extent required by Section 401(k) of the Code and Regulations or other authority issued thereunder by the appropriate governmental authority, the limits of the immediately preceding sentence shall continue to apply even if Trust Funds attributable to any Participant's account are transferred to another plan pursuant to applicable provisions of Paragraph 4.12(c) or 17.3. Neither the Committee, Trustee nor any Employer shall have any duty to ensure compliance with the requirements of the immediately preceding sentence after the initial transfer therein described.

      Unless a Participant otherwise elects, in the case of a Participant whose employment is terminated for any reason, including Retirement, the Committee shall value his account balance as of the Valuation Date coincident with or next following the date on which such termination of employment occurs (or would be deemed to have occurred).

            (a) If a Participant's termination of employment is for any reason other than death, all vested amounts then credited to his account shall be distributed in one lump-sum payment; provided, however, that no such lump-sum payment shall be made without the written consent of the Participant where the portion of the payment attributable to (i) Employer Contributions, (ii) Basic and Supplemental Contributions, and (iii) Rollover Contributions, exceeds $3,500. Such written consent shall be obtained by the Committee within the 90 day period commencing before the date the lump-sum payment is to be made to the Participant. If such a Participant does not provide the Committee with the written consent described above, the Participant shall be deemed to have elected a deferred distribution and all amounts credited to his account at that time shall remain in the Investment Funds, subject to his right to make inter-fund transfers pursuant to Paragraph 6.4, until such Participant either (i) dies (ii) attains age 65 or (iii) consents in writing to an earlier date for distribution; provided, however, if any Participant or Beneficiary elects a deferred lump-sum payment described in Paragraphs 9.2(b), such amounts credited to the Participant's account shall remain in said Investment Funds, subject to inter-fund transfers pursuant to Paragraph 6.4, until the Valuation Date designated by the Participant or the Beneficiary for distribution of benefits, with payment to occur as soon as practicable thereafter. If such Participant dies or attains age 65, without having made a timely election to defer distribution under Paragraph 9.2, all amounts credited to his account at that time shall be distributed pursuant to this subparagraph no later than the 60th day after the close of the Plan Year in which such Participant dies or attains age
      65. Such Participant's account balance shall be valued for distribution purposes as of the Valuation Date either (i) designated by the Participant for distribution of benefits under this subparagraph or Paragraph 9.2, or
      (ii) coincident with or next following his date of death, as applicable. Any such distributions shall be made as soon as practicable after the applicable Valuation Date. All amounts distributable as a lump-sum under this Paragraph 9.1 from Investment Funds other than the NL Stock Fund and the Dresser/Tremont Stock Fund shall be paid in cash. Amounts distributable from the NL Stock Fund and the Dresser/Tremont Stock Fund shall be paid either entirely in cash, or entirely in whole shares of Common Stock and in cash to the extent of any fractional shares (to 1/10th of a share) as the Participant shall elect. Absent such an election, amounts distributable from the NL Stock Fund and the Dresser/Tremont Stock Fund shall be paid in whole shares of Common Stock (and fractional shares to 1/10th of a share paid in cash).

            (b) If the value of a Participant's vested benefit attributable to any Employer Contributions, Basic and Supplemental Contributions, and Rollover Contributions, is less than $3,500, the Committee in its sole discretion may distribute such benefit in a cash lump-sum, regardless of any election to the contrary.

      9.2 Alternative Forms of Payment: Each Participant whose vested account balance exceeds $3,500 shall be given, not less than 30 days nor more than 90 days before the first day of the first period for which an amount is to be paid as a partial or complete distribution, a general description of the distribution options. After receiving the notice, a Participant or his Beneficiary may file with the Committee an election to have his distribution paid to the Participant or his Beneficiary, as the case may be, in one or more of the forms described below in lieu of the immediate lump-sum payment provided in Paragraph 9.1(a); provided, however, that in the case of termination of employment for any reason other than death, Disability or Retirement, the Participant may not elect the annuity form of distribution described in subparagraph (a) of this Paragraph
9.2. Any such election may be revoked, by the Participant or the Beneficiary, as the case may be, at any time prior to the commencement of benefits or, if sooner, the purchase of any annuity contract pursuant to subparagraph (a) of this Paragraph 9.2. Similarly, a Participant whose Beneficiary is other than his Spouse may designate, at the time he designates such Beneficiary, that the distribution to such Beneficiary be paid in one or more of such forms in lieu of the form prescribed in subparagraph 9.1(a). If the designation permitted in the previous sentence is not made irrevocably by a Participant with respect to actions of his Beneficiary or if the Participant's Spouse is his Beneficiary, and such Participant dies prior to his Retirement, then his Beneficiary may file with the Committee the same election not more than 60 days subsequent to the date of the Participant's death.
The alternate forms of distribution are:

            (a) Annuity: A nontransferable annuity contract, provided, however, that: (i) if a Participant's termination of employment is due to Retirement and if such Participant has a Spouse at the time of such distribution then, unless the Participant files a written election not to receive his benefits in this form in the manner prescribed in Paragraph 9.3, such annuity shall be paid on a fixed annuity basis with 50% of the annuity continued after the Participant's death to his Spouse. Such annuity shall be in the form of a "qualified joint and survivor annuity", as that term is defined in Section 417(b) of the Code, and shall be actuarially equivalent to the single life annuity which would be payable for the life of the Participant.

            All payments under an annuity contract distributed hereunder must be payable not less frequently than annually and must be of approximately equal amounts, except that the earlier payments may exceed the later payments and no contingent annuitant option may be elected which would allocate to the Participant less than 50% of the actuarial value of the benefits payable under such contract. This limitation shall not preclude the election of an annuity for the life of the Participant under which payments in equal or lesser amounts are thereafter made to his surviving Spouse;

            (b) Lump Sum: A lump sum payment payable in the manner prescribed in subparagraph 9.1(a) valued as of the Valuation Date designated as the date for distribution of benefits by the Participant or the Beneficiary but no later than the April 1st of the calendar year following the calendar year in which the Participant attains age 70 1/2; provided, however, if a Participant was born prior to July 1, 1917, and is not a 5% owner subject to the rule set forth in subparagraph 9.5(a), any benefit payable to such Participant shall commence no later than the April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires. The Committee may accelerate the lump-sum payment in the event of hardship; or

            (c) Installments: Approximately equal annual installments paid in cash over a fixed period of years subject to minimum payment requirements under the Regulations as prescribed by the Committee. Such period of years for the payment of installments may commence as of any Valuation Date after the Participant's termination of employment, as elected by the Participant or the Beneficiary, but no later than the April 1st of the calendar year following the calendar year in which the Participant attains age 70 1/2; provided, however, if a Participant attained age 70 1/2 prior to January 1, 1988, except as otherwise provided in subparagraph 9.4(a), any benefit payable to such Participant shall commence no later than the April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires. Such installments shall be paid over the period of years elected by the Participant or the Beneficiary provided that such period shall not exceed the lesser of (i) 15 years, or (ii) the life expectancy of the Participant, the Beneficiary or the joint life expectancy of the Participant and the Beneficiary as determined by the Committee in accordance with the Code. In the event of hardship, the Committee may accelerate the payment of one or more installments or reduce the installment payment period.

      Any Participant or Beneficiary electing an alternate form of distribution described in subparagraphs (b) or (c) shall continue to participate in Investment Fund performance with respect to all undistributed portions of his account balance. In no event shall any payment pursuant to subparagraphs (b) or
(c) be permitted after the Participant's attainment of age 65 unless the method of payment, on an actuarial basis, will provide the Participant with more than 50% of the present value of the total payments to be made to the Participant and the Beneficiary.

      9.3 Notice of Right to Elect Not to Receive Benefits in Form of Qualified Joint and Survivor Annuity: Each Participant who elects to have his distribution paid in the form of an annuity contract set forth in Paragraph 9.2(a) and who would otherwise receive the qualified joint and survivor annuity set forth in subparagraph 9.2(a)(i) shall have a period of 90 days ending on the annuity starting date to make a Qualified Election not to take such form of annuity under the Plan, and to elect any other permissible form of annuity or other optional form of benefit provided under Paragraph 9.2. A Participant may revoke his election to take an optional form of benefit at any time during the election period. The Committee shall provide to the Participant within a reasonable period prior to the commencement of benefits a written explanation of: (i) the terms and conditions of qualified joint and survivor annuity; (ii) the Participant's right to make, and the effect of, a Qualified Election to waive such form of benefit; (iii) the rights of the Participant's Spouse; and (iv) the right to make, and the effect of, a revocation of a previous Qualified Election to waive the qualified joint and survivor annuity. The election of an optional form of benefit which includes the payment of an annuity shall not be given effect if the Participant or any other person who would receive benefits from such annuity dies before the purchase of an annuity contract.

      9.4   Distributions Upon Death:

            (a) Except in the case of a Participant whose benefits are paid in the form of an annuity, as described in subparagraph 9.2(a), in the event of the death of a Participant prior to complete payment under any allowable form of distribution, the balance of his account under the Trust Fund shall be distributed to his Beneficiary in accordance with Paragraphs 9.1(a) and 9.2; provided, however, that such balance will continue to be distributed at least as rapidly as under the method of distribution in effect on the Participant's death.

            (b) In the event of the death of a Participant prior to commencement of the distribution of his benefit, the Participant's entire benefit shall be distributed to the Beneficiary no later than five years after the Participant's death; provided, however, that any such distribution may be made in installments pursuant to subparagraph 9.2(c) if such distribution is commenced not later than one year after such Participant's death or, if such Beneficiary is the Participant's surviving Spouse, not later than the date on which such Participant would have attained age 70 1/2 (or any such later date prescribed in the Regulations.) If the surviving Spouse dies before payments begin, subsequent distributions shall be made as if the Spouse had been the Participant.

            (c) For purposes of this Paragraph 9.4, any amount paid to a child of the Participant shall be treated as if it had been paid to the surviving Spouse if such amount becomes payable to the surviving Spouse upon the child's attaining the age of majority or such other event prescribed in the Regulations.

      9.5   Commencement of Certain Distributions:

            (a) If a Participant who is a 5% owner attained age 70 1/2 before January 1, 1988, any benefit payable to such Participant shall commence no later than the April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the earlier of (A) the calendar year within which the Participant becomes a 5% owner or (B) the calendar year in which the Participant retires. For purposes of this Subsection (a), a 5% owner shall mean a 5% owner of such Participant's Employer as defined in Section 416 (i) of the Code at any time during the Plan Year in which such owner attains age 66 1/2 or any subsequent Plan Year.

            (b)  Unless  a  Participant  or  Beneficiary   elects  otherwise  in
      accordance with this Article IX, the payment of the value of a Participant's vested interest under the Plan shall begin not later than the 60th day after the latest of the close of the Plan Year in which: (i) the Participant attains age 65; (ii) the Participant terminates employment with the Employer or other Affiliated Company; or (iii) the tenth anniversary of the year in which the Participant commenced participation in the Plan occurs.

      9.6   Special Distributions:

            (a) In addition to the distributions available under Sections 9.1 and 9.2, a Participant or his Beneficiary may elect, on or after the date of occurrence of an event specified in Paragraph 9.5(b), to receive, as soon as practicable after the filing of an election with the Committee, a distribution in one lump-sum payment of all amounts credited to his account in Investment Funds B,C,E and G or, effective July 1, 1990, in all Investment Funds.


            (b) A Participant or his Beneficiary may make an election under Paragraph 9.5(a) if one of the following events shall have occurred on or after January 1, 1985: (i) the Plan is terminated without the establishment of or maintenance of another defined contribution plan (other than a plan defined in Section 4975(e)7 of the Code); (ii) there is a disposition by the Company of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used by the Company in a trade or business, and the Participant continues employment with the corporation acquiring the assets; or (iii) there is a disposition by the Company of the Company's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), and the Participant continues employment with the subsidiary.

      9.7 Minimum Distribution Requirements: All distributions under Article IX shall be determined and made in accordance with Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed Income Tax Regulations or any successor or final regulation issued with respect thereto.

      9.8 Waiver of 30 Day Notice: If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

            (1) the plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

            (2) the participant, after receiving the notice, affirmatively elects a distribution.

                                   ARTICLE X

                                  WITHDRAWALS

      10.1  Withdrawals of Contributions:

            (a) General:  Subject to the limitations set forth in Paragraph 10.3 with respect to Basic and Supplemental Pre-Tax Contributions, a Participant may make withdrawals from his account balance in the various Investment Funds at any time prior to his termination of employment, without the consent of the Committee, as hereinafter set forth. The provisions of this Article X shall apply to deferred vested Participants who are not current employees on the same basis that such provisions apply to currently employed Participants.

            (b) Procedure: All requests for withdrawals shall be initiated by submission of the appropriate Plan form to the local administrator at least 5 days before the 15th of the month or the end of the month that is the Valuation Date with respect to the proposed withdrawal, unless the Committee resolves that requests for withdrawals may be initiated by telephoning the representative of the Trustee at the number stated in the summary plan description of the Plan and following the instructions of that representative. Written confirmation of the transaction will be sent to the Contributing Participant by the Trustee and such written confirmation is binding unless the Contributing Participant demonstrates an error in such written confirmation within the number of days stated on the written confirmation. The value of a Participant's accounts will be valued on the Valuation Date next following the date on which the request is approved. Distribution shall be made in a lump-sum cash payment within 15 days or as soon as practicable. All such withdrawals shall be taken proportionately from each of the Participant's Investment Funds, except that if the Committee determines in its sole discretion that such proportionate withdrawal would violate any Securities and Exchange Commission ("SEC") rule concerning the sale of stock by an officer or member of the board of directors of any company of which the stock is held in the Plan, the withdrawal shall be taken proportionately from each of the affected Participant's Investment Funds other than the NL Stock Fund or the Dresser/Tremont Stock Fund or any other company stock fund in which transactions would violate any SEC rule.

            (c) Limitations: A Participant is not allowed to take more than two withdrawals in any calendar year, nor any withdraw an amount of less than one hundred dollars ($100).

            (d) Source of funds: All withdrawals shall be made in the following sequence and for purposes of this Paragraph where reference is made to Basic and Supplemental Pre-Tax Contributions or Basic and Supplemental After-Tax Contributions, such terms shall mean the lesser of the actual amount of such unwithdrawn contributions or the current market value thereof as of the applicable Valuation Date:

                  (i) all of his Basic and Supplemental After-Tax  Contributions
            made prior to 1987;

                  (ii) all or part of his post-1986 Supplemental After-Tax Contributions, and all or part of the increments earned on all Supplemental After-Tax Contributions;

                  (iii)   all  or  part  of  his   post-1986   Basic   After-Tax
            Contributions, and all or part of the increments earned on all Basic After-Tax Contributions;

                  (iv) all or part of that portion of his account balance attributable to Employer Contributions which are fully vested, including increments earned thereon, subject to the provisions of Paragraph 10.4. For purposes of determining his vested percentage at the time of such withdrawal, a Participant who has completed at least 1,000 Hours of Service or six Months of Service at the time of the withdrawal shall be deemed to have completed one year of Vesting Service;

                  (v) all or part of Employer Contributions made prior to January 1, 1974 to the Predecessor Plan, including increments earned thereon, Rollover Contributions, Direct Rollovers and direct transfers from another qualified trust as described in subparagraphs 4.10(b), (c) and (d) including increments earned thereon;

                  (vi)  all  or  part  of his  Basic  and  Supplemental  Pre-Tax
            Contributions,   provided  he  has  satisfied  the  requirements  of
            Paragraphs 10.3 or 10.6.

      10.2 Suspensions: A Participant who makes a withdrawal shall be suspended from making any further Basic After-Tax or Supplemental Contributions for a period of three months, effective as of the Valuation Date upon which the withdrawal is based. A Participant who makes a withdrawal pursuant to Paragraph
10.6 shall be suspended from making any further Basic Pre-Tax, Basic After-Tax or Supplemental Contributions for a period of three months, effective as of the Valuation Date upon which the withdrawal is based.

      10.3  Withdrawal  of  Basic  and   Supplemental   Pre-Tax   Contributions:
Notwithstanding the provisions of Paragraph 10.1, Basic and Supplemental Pre-Tax Contributions, including the increments earned thereon, may not be withdrawn by, or otherwise distributed to, a Participant until the earliest to occur of the Participant's Retirement, Disability, death, separation from service, attainment of age 59 1/2 or hardship (as determined by the Committee in accordance with Paragraph 10.6). Notwithstanding the foregoing, in the case of a withdrawal on account of hardship, no post-1988 earnings on Basic or Supplemental Pre-Tax Contributions may be withdrawn by, or otherwise distributed to, a Participant except to the extent permitted by Regulations.

      10.4 Restrictions on Withdrawal of Employer Contributions: Notwithstanding the provisions of Paragraphs 10.1, 10.2 and 10.6, no Participant shall be permitted to make a withdrawal under subparagraph 10.1(c) until the amounts to be withdrawn have been held in the Trust Fund for a period of 24 full months. Such period shall be measured from the day such amounts are actually deposited in the Trust Fund until the day of withdrawal; provided, however, that Participants with not less than 60 months of participation in the Plan (including, for this purpose, participation in the Prior Plan) may make withdrawals subject to Paragraph 10.2 under subparagraph 10.1(c) without regard to the restriction imposed by this Paragraph 10.4.

      10.5 Special Rules Affecting Withdrawals: Except as provided in Paragraph 10.6, no withdrawal other than as provided in subparagraph (d) of Paragraph 10.1 may be made by a Participant while a suspension for a prior withdrawal is in effect. If a Participant was suspended from making Basic Contributions as a result of a withdrawal described under Paragraph 10.1, and thereafter resumes making Basic Contributions, such Basic Contributions shall be, for a period of time equal to the period of suspension, at a rate of contribution not greater than the rate contributed as Basic Contributions at the time the suspension began.

      10.6  Hardship Withdrawals:

            (a)  General  rules:   After  all  withdrawals   permissible   under
      Paragraphs 10.1 and 10.4, a Participant, in the case of immediate and heavy financial need, may apply to the Committee to withdraw all or any portion of his vested account balance under the Plan. If the Committee determines in accordance with nondiscriminatory and objective guidelines promulgated by the Committee (which shall be consistent with the Regulations subject to differences in rules and regulations applicable to different classifications of contributions and increments, and uniformly applicable to all Participants), in accordance with any guidelines or Regulations issued by the Secretary of the Treasury, and with the facts of the particular case, that an immediate and heavy financial need exists, the Committee may direct the Trustee to distribute such portion of the Participant's account balance at such time and subject to such conditions as the Committee in its sole discretion shall determine is necessary to satisfy such immediate and heavy financial need and which may not reasonably be obtained by other resources of the Participant including resources of the Participant's spouse, children or dependents reasonably available to the Participant. The Committee may require any Participant who applies for a withdrawal pursuant to this Paragraph 10.6 to provide it with such financial information as may be required to make such determination.

            (b) Hardship amounts and purposes: Subject to the Committee's guidelines, such withdrawals may be made in the event of an immediate and heavy financial need arising from (i) medical expenses described in
      Section 213(d) of the Code previously incurred (or, effective January 1, 1992, previously incurred or necessary to be incurred) by the Participant, his spouse, or dependents, (ii) the purchase (excluding mortgage payments) of the Participant's primary residence, whether such residence is a previously existing structure or a proposed structure under contract to be newly constructed (iii) payment of tuition or, effective January 1, 1992, related educational fees, for the next semester or quarter or, effective January 1, 1992, year, of post-secondary education of the Participant, his spouse, or dependents, (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence, or (v) any other event specifically identified in regulations or other guidance from the Internal Revenue Service as a hardship for which a qualified pension benefit plan may permit a hardship withdrawal under Section 401(k) of the Code and related regulations. Effective January 1, 1992, the withdrawal may include an additional amount necessary to pay any federal, state, or local income taxes or penalties (including additional taxes under Section 72(t) of the Code) that are reasonably expected to result from the withdrawal.

                                  ARTICLE XI

                      NAMED FIDUCIARY AND ADMINISTRATION

      11.1 Pension and Employee Benefits Committee: The Committee shall be the Pension and Benefits Committee of NL Industries, which is a committee appointed by the Board. The charter and bylaws of the Committee shall govern wherever such investments are in direct conflict with the provisions of this Article XI. If, however, the Pension and Employee Benefits Committee should cease to exist then, the Board shall appoint at least three persons as members of the Committee who shall be subject to removal by the Board at any time. A member of the Committee may resign by giving the Board not less than 30 days written notice unless the Board accepts a lesser period of notice.

      Names of the current members of the Committee are available from the Secretary of the Committee. The Committee shall be the Plan's "named fiduciary" as that term is defined in ERISA and shall, except as provided in Paragraph 11.2, provide for the funding, maintenance and administration of the Plan. Any act which the Plan authorizes or requires the Committee to do may be done at a meeting of the Committee by a majority of the members then voting. The members of the Committee shall serve without compensation for their services as such, but all expenses of the Committee in the performance of their duties under the Plan (including compensation for legal counsel, accountants, consultants and agents) shall be paid proportionately by each Employer or, at the Committee's direction, out of the Trust Fund.

      11.2  Authority of the Committee:

            (a) The Committee shall have the following powers of the Company with respect to the Plan:

                  (i)   to appoint, remove or replace any Trustee;

                  (ii) to appoint,  remove or replace any one or more investment advisors or investment managers under the Plan;

                  (iii) to  appoint,  remove or replace any other  fiduciary  or named fiduciary of the Plan;

                  (iv) to amend  the Plan and the Trust as may be  necessary  or appropriate to facilitate their administration or operation or to ensure the continued qualification of the Plan and the tax-exempt status of the Trust under Sections 401(a) and 501(a) of the Code, respectively, provided such amendment does not increase materially the cost to the Company funding or administering the Plan; and

                  (v) to secure and maintain the qualification of the Plan under applicable law.

            (b) The Board shall retain power and, except as provided in subparagraph (a)(iv) above, the Committee shall not have the power:

                  (i) to amend, suspend or terminate the Plan, any contributions thereunder or the Trust, in whole or in part, at any time and for any reason;

                  (ii)  to provide the proper funding of the Plan; and

                  (iii) to monitor periodically the performance of the Committee and to determine, in connection with such monitoring, whether to continue any delegation to or responsibility of the Committee with respect to the Plan.

      11.3 Delegation of Authority: The Committee shall appoint a Secretary, who need be neither a Participant nor a member of the Committee. The Secretary, or such other person as the Committee may designate, duly shall record all acts and determinations of the Committee and maintain all record books or documents necessary for the administration of the Plan. The Committee may establish procedures for allocating fiduciary responsibilities among the members of the Committee and may designate any one or more persons to exercise any of its powers, including any of its powers as administrator, or to execute or deliver any instrument or make any payment on its behalf; provided, however, that no person other than a member of the Committee, the Trustee or an investment manager shall have any authority or control, whether or not discretionary, respecting the management or disposition of the Plan's assets.

      11.4 Administrator: The Committee shall serve as "administrator" of the Plan as that term is defined in ERISA. The Committee, as administrator, shall have the authority and responsibility to:

            (a) control the operation and administration of the Plan in accordance with the terms of the instruments and resolutions governing the Plan and any related Trust;

            (b) determine benefit eligibility and to certify such eligibility to any other fiduciaries;

            (c) establish procedures and adopt rules and regulations of uniform application as it deems necessary or appropriate for the effective administration of the Plan;

            (d) hire persons and organizations to provide legal, accounting, investment advisory and other services necessary or beneficial to the Plan;

            (e) issue directions to the Trustee to pay any fees, taxes, charges or other costs incidental to the operation and management of the Plan by the administrator pursuant to this Paragraph 11.4;

            (f) issue directions to the Trustee as to the amount of Plan assets to be held in cash to assure proper liquidity;

            (g) prepare and file all reports and returns required to be filed by the Plan with any agency of government;

            (h) comply with all disclosure requirements imposed by state or federal law;

            (i) maintain all records of the Plan other than those required to be maintained by the Trustee or by any fiduciary of the Plan; and

            (j) perform all other acts required by law to be performed by the administrator of the Plan.

      The Committee shall have all powers necessary to carry out the provisions of the Plan and shall have the absolute, unilateral, and exclusive right and power to interpret, construe and construct the terms and provisions of the Plan, including, without limitation, correcting any error or defect, supplying any omission or reconciling any inconsistency, and making all determinations that may impact a claim for benefits, including factual determinations. Subject to Paragraph 11.5, the Committee's decisions, interpretations, determinations and actions in respect thereof shall be conclusive and binding upon each Employer, Participant, Beneficiary and all other persons and entities.

      11.5 Appeals Procedure: The Committee, as administrator, shall act as claims fiduciary except to the extent that the Committee has delegated the function to someone else. All claims for benefits under the Plan must be made in writing and shall be directed to the attention of the claims fiduciary. Upon receipt of the claim, the claims fiduciary shall notify the claimant in a timely fashion of the time periods within which any notice of denial of claim, request for review of claim, or decision on review of denial of claim must be given in accordance with subparagraphs (a) through (c) below.

            (a) If the claims fiduciary determines that any individual who has claimed a right to receive benefits under the Plan is not entitled to receive all or any part of the benefits claimed, it shall inform the claimant in writing of its determination and of the reasons therefor in layman's terms, with specific reference to pertinent Plan provisions and any additional material necessary for the claimant to perfect his claim. The notice of denial shall also include a summary description or a copy of the text of the review procedures set forth below. Such notice shall be made within a reasonable period of time but not later than 90 days after receipt of the claim, unless special circumstances require an extension of time for processing. If such an extension of time is required, the claims fiduciary shall furnish written notice of the extension to the claimant prior to the termination of the initial 90 day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the claims fiduciary expects to render a final decision. If notice of the denial of claim is not furnished within the time limits specified above, the claim shall be deemed denied and the claimant shall be permitted to proceed to the review process described in subparagraphs (b) and (c) below.

            (b) Within 60 days of the receipt by the claimant of the written notice of denial of the claim, the claimant may file a written request with the claims fiduciary to conduct a full and fair review of the denial of the claimant's claim for benefit. In connection with the claimant's appeal, the claimant may review pertinent documents and may submit issues and comments in writing.

            (c) The claims fiduciary shall promptly advise the claimant of its decision on the claimant's request for review. Such decision shall be written in a manner calculated to be understood by the claimant, shall include specific reasons for the decision, and shall contain specific references to pertinent Plan provisions upon which the decision is based. The decision on review shall be made no later than 60 days following receipt of the claimant's request for review. If special circumstances require an extension of time for processing, a decision shall be rendered not later than 120 days following receipt of the request for review. Written notice of any such extension shall be furnished to the claimant prior to the commencement of the extension.

      11.6 Reliance on Reports and Certificates: The Committee shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any Trustee, accountant, controller, counsel or other person who is employed or engaged for such purposes.

      11.7 Member's Own Participation: No member of the Committee may act, vote or otherwise influence a decision of the Committee specifically relating to his own participation under the Plan.

      11.8 Exemption from Bond: No member of the Committee shall be required to give bond for the performance of his duties hereunder, unless required by law which cannot be waived.

      11.9 Persons Serving in Dual Fiduciary Roles: Any person, group of persons, corporations, firm or other entity, may serve in more than one fiduciary capacity with respect to the Plan, excluding the ability to serve both as Trustee and as a member of the Committee.

      11.10 Indemnification: Each member of the Committee and any Employee, director or officer of an Employer, who is considered to have served in a fiduciary capacity with respect to the Plan, shall be indemnified by the Company against expenses (including the amount of any liability imposed in the form of a money judgment, civil penalty, excise tax, as well as amounts paid in settlement) reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or with which he shall be threatened by reason of his being considered to have served in a fiduciary capacity, to the fullest extent permitted by the By-Laws of the Company and by law. No such individual shall be liable with respect to a breach of fiduciary duty if such a breach occurred before he became a fiduciary or after he ceased to be a fiduciary.

      11.11 Liability of Fiduciaries: No person, including any Trustee, who shall at any time be considered to be or to have been a fiduciary, as such term is defined under ERISA, shall be liable for the breach of fiduciary responsibility of any other person who is at any time considered to be or to have been a fiduciary, except as provided in Section 405(a) of ERISA.

      11.12 Liability of Named Fiduciaries: No fiduciary who at any time is considered to be or to have been a "named fiduciary," as that term is defined in ERISA, shall be liable for an act or omission of any person, designated by such fiduciary to carry out fiduciary responsibilities, or to whom such named fiduciary has allocated the performance of his own fiduciary responsibilities, except as provided in Section 405(c)(2) of ERISA.

                                  ARTICLE XII

                                THE TRUST FUND

      12.1 The Trust: All assets of the Plan, including earnings thereon, shall comprise the Trust Fund. Except as provided in Paragraph 12.2, no part of the principal or income of the Trust Fund shall be used for, or diverted to, purposes other than the exclusive benefit of the Participants and their Beneficiaries. No person shall have any interest in or right to any part of the earnings of the Trust Fund, except as and to the extent provided in the Plan and under federal law. The Trustee shall invest, reinvest, manage, control and make disbursements from the Trust Fund in accordance with the provisions of the Plan and the Trust, subject, however, to the power of the Committee to appoint an investment manager pursuant to subparagraph 11.2(a)(ii).

      12.2 Irrevocability of Company Contributions: All contributions by the Company or any Employer shall be irrevocable when made, and the Company shall have no right, title or interest of any kind in the Trust Fund; provided, however, that if the Plan and Trust shall not initially, or after any amendment, be determined by the Internal Revenue Service to be qualified under applicable provisions of the Code, or if a contribution made by any Employer shall be disallowed as a deduction under applicable provisions of the Code, or if a contribution of any Employer is made by mistake of fact, then upon the Employer's written request such affected Employer contributions shall be returned to the Company or to the appropriate Employer within 30 days of such request; provided, however, that no contributions may be returned more than one year after the date of the determination of disqualification, disallowance of the deduction of mistaken payment, respectively.

      12.3 Exclusive Benefit: Subject to the provisions of Paragraph 12.2, it shall be impossible at any time for any part of the Trust Fund to revert to the Company or to any Employer, or to be used for or diverted to any purpose other than the exclusive benefit of Participants, former Participants and their Beneficiaries, or for defraying expenses of administering the Plan and Trust Fund. No person shall have any interest in or right to any part of the Trust Fund, except as, and to the extent, provided in the Plan and under federal or state law.



                                    XII-1

                                 ARTICLE XIII

                       AMENDMENT AND TERMINATION OF PLAN

      13.1 Right to Amend or Terminate: The Board shall have the right, at any time and from time to time, to amend in whole or in part of any of the provisions of the Plan or to terminate the Plan, provided that no such amendment may affect the rights, duties or responsibilities of the Trustee without its consent. Any amendment or termination of the Plan, other than an amendment described in subparagraph 11.2(a)(iv), shall become effective upon delivery to the Committee and the Trustee of a written instrument executed by the Company pursuant to written resolutions of the Board, as of the effective date specified therein. To the extent that the Board delegates authority to the Committee to amend the Plan, the written instrument shall be executed by the Committee pursuant to written resolution of the Committee. The written instrument may be a certified copy of the applicable resolutions. Amendments of the Plan described in subparagraph 11.2(a)(iv) shall become effective as of the effective date of a written instrument executed by the Committee. Any amendment of the Plan requiring the Trustee's consent shall become effective as of such specified date immediately upon such consent. Except as may be necessary to maintain the qualification of the Plan pursuant to Sections 401(a) and 501(a) of the Code and subject to the provisions of Paragraph 12.2, no such amendment or termination of the Plan shall authorize or permit any part of the Trust Fund to be used for or directed to purposes other than the exclusive benefit of Participants and their Beneficiaries, or, except as may be required by governmental authority, to affect adversely either the benefits of Participants already retired, or the Trust Fund securing such benefit.

      13.2 Mandatory Amendments: The Contributions of each Employer to the Plan are intended to be:

            (a)   deductible under the applicable provisions of the Code;

            (b) except as otherwise prescribed by applicable law, exempt from the Federal Social Security Act;

            (c) except as otherwise prescribed by applicable law, exempt from withholding under the Code; and

            (d) excludible from any Participant's regular rate of pay, as that term is defined under the Fair Labor Standards Act of 1938, as amended.

      The Company shall make such amendments to the Plan as may be necessary to carry out this intention, and all such amendments may be made retroactively.

      13.3 Distribution of Accounts Upon Plan Termination: In the event of and upon the Company's termination or partial termination of the Plan or complete discontinuance of contributions other than by reason of being merged into, or consolidated with, the plan of another Affiliated Company, whether or not the Trust also terminates concurrently therewith, the interest in the portion of each Participant's account balance attributable to Employer Contributions theretofore made on behalf of such Participant shall become fully vested. Subject to the provisions of Article XIV, any unallocated forfeitures shall be reallocated to the accounts of Employees who are Participants on the date of such termination or complete discontinuance in the proportion that the account balances of each such individual Participant bears to the account balances of all persons who are Participants on such date, provided that such reallocation does not discriminate in favor of Employees who are officers, shareholders, or highly compensated. Unless the Board directs otherwise, such a complete discontinuance of contributions or a termination of the Plan shall not, except as otherwise permitted under Paragraph 9.5, accelerate any payments or distributions to or for the benefit of the Participants or their Beneficiaries or estates, but the Trust Fund shall continue to be held for distribution and application in the manner to be prescribed by the Board.



                                    XIII-1

                                  ARTICLE XIV

                         LIMITATIONS ON CONTRIBUTIONS

      14.1 Priority of this Article: The provisions of this Article XIV shall govern notwithstanding any other provisions of the Plan.

      14.2 Limitation to Annual Additions: Annual Additions to a Participant's account in respect of any Plan Year may not exceed the lesser of:

            (a) $30,000, or, if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1)(A) of the Code as in effect for such Plan Year; or

            (b) 25  percent  of the  Participant's  compensation  as  defined in
      Section 415(c)(3) of the Code for such Plan Year, but in no event more than the first $150,000 of compensation, as adjusted for cost of living to the extent permitted by the Code and the Regulations.

      For this purpose, the term "Annual Additions" shall mean the sum of the following amounts which, without regard to this Article XIV, would have been credited to the Participant's Account for any Plan Year under the Plan and under any other defined contribution plans of the Employer or an Affiliate: (i) Employer Contributions; (ii) Basic Pre-Tax Contributions; (iii) Basic After-Tax Contributions; (iv) Supplemental Contributions; (v) forfeitures, if applicable; and, with respect to any plan maintained by the Employer or an Affiliate; (vi) contributions allocated to any individual medical account defined in Section 415(l)(1) of the Code; and (vii) in the case of a Participant who is a "key employee," as defined in Section 416(i) of the Code, the amount allocated to a separate account established for postretirement medical or life insurance benefits or such Participant described in Section 419A(d)(1) of the Code. Without limiting the scope of the immediately preceding sentence, for the purpose of clarity, in addition to other amounts set forth in regulations or other guidance issued under Section 415 of the Code by the appropriate governmental authority, amounts paid to the Trust pursuant to the terms and provisions of the Plan to pay brokerage commissions on purchases and sales of Employer Stock shall not be treated as annual additions. The term Annual Additions shall not include any Rollover Contributions made pursuant to
Paragraph  4.10.  Solely  for  the  purposes  of  subparagraph  14.4(a),  Annual
Additions shall include a participant's contributions under a qualified cost-of-living arrangement described in Section 415(k)(2) of the Code. Contributions shall continue to be treated as Annual Additions notwithstanding that such contributions are excess deferrals, excess contributions, or excess aggregate contributions or notwithstanding that such excess deferrals and excess contributions have been corrected through distribution or recharacterization.

      14.3 Adjustments of Annual Additions: In the event that the amounts which would otherwise be allocated to a Participant's account must be reduced by reason of the limitations of Paragraph 14.2, such reduction shall be made in the following order of priority, but only to the extent necessary:

            (1)  The  amount  of  the   Participant's   Supplemental   After-Tax
      Contributions, exclusive of any earnings of the Trust Fund attributable thereto, shall be refunded to the Participant; then

            (2) The amount of the Participant's Basic After-Tax Contributions, exclusive of any earnings of the Trust Fund attributable thereto, shall be refunded to the Participant; then

            (3) To the extent permitted by the Code and the Regulations, the amount of Basic and Supplemental Pre-Tax Contributions, exclusive of any earnings of the Trust Fund attributable thereto, shall be refunded to the Participant or, to the extent required by law shall be held unallocated in a suspense account and shall be applied, as directed by the Committee in accordance with the law and regulations, as a credit to reduce the contributions of the Employer for the next Plan Year and in the event of termination of the Plan shall be returned to the Employer; and then

            (4) Employer Pension Feature Contributions allocable to such Participant in respect of such Plan Year shall be reduced and the amount of such reduction shall be utilized to reduce Employer Pension Feature Contributions which would otherwise be made to the Plan.

            (5) Employer Matching Contributions allocable to such Participant in respect of such Plan Year shall be reduced and the amount of such reduction shall be utilized to reduce Employer Matching Contributions which would otherwise be made to the Plan.


      14.4  Participant Covered Under Defined Benefit Plan:

            (a) Subject to subparagraphs 14.4(c) and 14.4(d), in the event that, in any Plan Year and with respect to any Participant, the sum of the "Defined Contribution Fraction" (as defined in subparagraph 14.4(b)) and the "Defined Benefit Fraction" (as defined in subparagraph 14.4(b)) would otherwise exceed 1.0, then the benefit payable under the defined benefit plan or plans shall be reduced in accordance with the provisions of that plan or those plans, but only to the extent necessary to ensure that such limitation is not exceeded. If this reduction does not ensure that the limitation set forth in this Paragraph 14.4 is not exceeded, then the Annual Addition to any defined contribution plan, other than the Plan, shall be reduced in accordance with the provisions of that plan but only to the extent necessary to ensure that such limitation is not exceeded.

            (b) For purposes of Paragraph 14.4, the following terms shall have the following meanings:

                  (1) "Defined Contribution Fraction" shall mean, as to any Participant for any Plan Year, a fraction, (A) the numerator of which is the sum of Annual Additions, for the Plan Year and all prior Plan Years, as of the close of the Plan Year and (B) the denominator of which is the sum of the lesser of the following amounts, determined for such Plan Year and for each prior Year of Service (i) the product of 1.25 multiplied by the dollar limitation in effect for such year under subparagraph 14.2(a) or (ii) the product of 1.4 multiplied by the amount which may be taken into account under subparagraph 14.2(b) with respect to the Participant for such year; provided, however, that for years ending prior to January 1, 1976, the numerator of such fraction shall in no event be deemed to exceed the denominator of such fraction; and, further provided, that the Committee, in determining the Defined
            Contribution Fraction may elect to use the special transitional rules permitted by Section 415 of the Code and the Regulations thereunder; and

                  (2) "Defined Benefit Fraction" shall mean, as to any Participant for any Plan Year, a fraction, (A) the numerator of which is the projected annual benefit (determined as of the close of the Plan Year and in accordance with the Regulations) of the Participant under any defined benefit plan (as defined in Sections 414(j) and 415(k) of the Code) maintained by the Company or any of its Affiliates and (B) the denominator is the lesser of (i) the product of 1.25 multiplied by the dollar limitation in effect under
            Section 415(b)(1)(A) of the Code for such Plan Year or (ii) the product of 1.4 multiplied by an amount equal to 100 percent of the Participant's average compensation for his high 3 years within the meaning of Section 415(b)(3) of the Code for such Plan Year.

            (c) In the case of a Participant with respect to whom the sum of the Defined Contribution Fraction and the Defined Benefit Fraction exceeds 1.0 with respect to the last Plan Year beginning before January 1, 1983, an amount, determined in accordance with the Regulations, may be subtracted from the numerator of the Defined Contribution Fraction (not exceeding such numerator) so that the sum of such Participant's Defined Contribution Fraction and his Defined Benefit Fraction computed under paragraph (a) of this Paragraph 14.4 does not exceed 1.0 for the last Plan Year beginning before January 1, 1983.

            (d) Notwithstanding the foregoing provisions of this Paragraph 14.4, in determining the maximum Annual Addition for any Plan Year beginning before January 1, 1987, the Annual Addition shall not be recomputed to treat all Basic After-Tax Contributions and Supplemental After-Tax Contributions as an Annual Addition.



                                    XIV-1

                                  ARTICLE XV

                             TOP-HEAVY PROVISIONS

      15.1 Applicability of Top-Heavy Provisions: If the Plan is or becomes a Top-Heavy Plan in any Plan Year, the provisions of this Article XV will supersede any conflicting provisions in the Plan during each Plan Year in which the Plan is a Top-Heavy Plan. In the event that any provision of this Article XV is no longer necessary for the Plan to meet the requirements of Section 401(a) or other applicable sections of the Code, such provision shall immediately become null and void and shall no longer apply without the necessity of further amendment of the Plan.

      15.2 Definitions: As used in this Article XV, the following terms shall have the meanings set forth below:

            (a) "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year.

            (b) "Key Employee" shall have the meaning set forth in Section 416(i) of the Code. For purposes of determining Key Employees pursuant to this subparagraph, "compensation" shall have the meaning prescribed in
      Section 414(s) of the Code or, to the extent required by the Code and the Regulations, Section 1.415-2(d) of the Regulations.

            (c) "Non-Key Employee" shall mean a "Non-Key Employee" as defined in
      Section 416(i)(2) of the Code and the Regulations promulgated thereunder.

            (d)   "Top-Heavy Plan" shall mean a "top-heavy plan" as defined in
      Section 416(g) of the Code.

            (e) "Aggregation Group" shall mean the group composed of each qualified retirement plan of the Company or an Affiliate in which a Key Employee is a participant and each other qualified retirement plan of the Company or an Affiliate which enables a plan of the Company or an Affiliate in which a Key Employee is a participant to satisfy Sections 401(a)(4) or 410 of the Code. In addition, the Company may choose to treat any other qualified retirement plan as a member of the Aggregation Group if such Aggregation Group will continue to satisfy Sections 401(a)(4) and 410 of the Code with such plan being taken into account.

      15.3 Determination of Top-Heavy Status: The Plan shall be a Top-Heavy Plan for any Plan Year if it is determined to be a Top-Heavy Plan as of the Determination Date applicable to such year. For purposes of determining whether the Plan is a Top-Heavy Plan, all qualified retirement plans maintained by the Company or an Affiliated Company shall be aggregated to the extent that such aggregation is required under the applicable provisions of Section 416 of the Code. All other qualified retirement plans maintained by the Company or an Affiliated Company shall be aggregated only if elected by the Company and only to the extent permitted by Section 416 of the Code. In determining whether the Plan is a Top-Heavy Plan, the provisions of Section 416 of the Code shall be applied.

      15.4 Minimum Vesting: For any Plan Year in which the Plan is a Top-Heavy Plan, each Participant who is credited with at least one Hour of Service on or after the date the Plan becomes a Top-Heavy Plan shall have his vested interest in his account attributable to Employer Contributions determined as follows:

  Years of Vesting Service    Vested Interest

      less than 2                    0%
      2 but less than 3             20%
      3 but less than 4             50%
      4 but less than 5             75%
      5 or more                    100%

      If in any subsequent Plan Year, the Plan ceases to be a Top-Heavy Plan, the above vesting schedule shall continue to apply.

      15.5 Minimum Contribution: The aggregate Employer Contributions allocable to the account of each Employee (other than a Key Employee) who has satisfied the eligibility requirements of Paragraph 3.1, whether or not a Contributing Participant in the Plan, and who is in Service at the end of the Plan Year shall not be less than the lesser of (i) 3% of such Employee's compensation (as defined in Section 414(s) of the Code or to the extent required by the Code or the Regulations, Section 1.415-2(d) of the Regulations) or (ii) the largest percentage of Employer Contributions, as a percentage of Compensation, allocated to the accounts of any Key Employee for such Plan Year. For purposes of determining the percentage under clause (ii), all defined contribution plans required to be included in an Aggregation Group shall be treated as a single plan. Clause (ii) shall not be applicable if the Plan is required to be included in an Aggregation Group which enables a defined benefit plan also required to be included in said Aggregation Group to satisfy Sections 401(a)(4) or 410 of the Code. Any required minimum contribution shall be made even though the Participant would not be eligible otherwise to receive a contribution, or would have received a lesser contribution in such Plan Year as a result of the Participant's failure to make Basic Contributions to the Plan. For the purpose of clarity and without limiting the scope of the preceding provisions of this paragraph, with respect to Plan Years beginning after December 31, 1988, any elective deferral (described in Section 402(g)(3) of the Code) under the Plan or any other defined contribution plan that is aggregated with the Plan under the provisions stated above on behalf of any Participant who is not a Key Employee shall not be treated as Employer Contributions for purposes of this paragraph, but will be treated as an Employer Contribution for purposes of determining the percentage at which Employer Contributions are made for the Key Employee with the highest percentage.

      15.6 Maximum Benefit and Contribution Limitations: If for any Limitation Year the Plan is a Top-heavy Plan, then for purposes of applying the overall limitations on benefits and contributions under Paragraph 14.4(a) of the Plan, "1.0" shall be substituted for "1.25" in each applicable place in subparagraphs 14.4(b)(1) and 14.4(b)(2) of the Plan unless the Plan would not be a Top-Heavy Plan if 90% were substituted for 60% in each applicable place in Section 416(g) of the Code and 4% were substituted for 3% in each applicable place in Paragraph
15.6 of the Plan.

      15.7 Coordination of Plans: If, with respect to a Non-Key Employee who benefits in a Plan Year under both a defined contribution plan and a defined benefit plan which are determined to be Top-Heavy Plans maintained by the Employer, a top-heavy minimum benefit is not provided for such Plan year under both plans, then such determination for such Plan Year shall be made in conformity with the comparability analysis described in Q&A M-12 of Section 1.416-1 of the Regulations.

      Such analysis shall be modified, where a factor of 1.25 is utilized for such Plan Year in connection with the satisfaction of the limitations set forth in Section 415(e) of the Code, in accordance with the last sentence of Q&A M-14 of Section 1.416-1 of the Regulations.

                                  ARTICLE XVI

                              GENERAL PROVISIONS

      16.1 Employment Relationships. Nothing contained herein shall be deemed to give any Employee the right to be retained in the service of any Employer or to interfere with the right of an Employer to discharge any Employee at any time.

      16.2 Benefits Provided Solely From Trust: All benefits payable under the Plan shall be paid or provided for solely from the Trust; no Employer assumes any liability or responsibility therefor.

      16.3 Non-Alienation of Benefits. Except as otherwise may be required by law or pursuant to the terms of a "qualified domestic relations order," no amount payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge or seizure. Except with respect to any indebtedness owing to the Trust by a Participant or a Beneficiary, no amount payable under the Plan shall be liable in any manner for or subject to the debts, contracts, liabilities, engagements or torts of any Employee or Beneficiary. For purposes of the Plan, a "qualified domestic relations order" means any judgment, decree, or order (including approval of a property settlement agreement) which has been determined by the Committee, in accordance with procedures established by it, to constitute a "qualified domestic relations order" ("QDRO") within the meaning of Section 414(p) of the Code. The Committee shall comply with the terms and provisions of any order which requires distribution to an alternate payee prior to the affected Participant's "earliest retirement age," as such term is defined in Section 206(d)(3)(E)(ii) of the Act and Section 414(p)(4)(B) of the Code, if the order would have been determined to be valid QDRO if the order had required distribution at or after the Participant's "earliest retirement date." If the Committee receives notice that a domestic relations order that is intended to be a QDRO is being prepared and will be provided to the Committee within 30 days or such other short time as the Committee deems reasonable, the Committee may put a temporary hold on the distribution of benefits under the Plan to the affected Participant, pending (a) the determination of whether such order is a QDRO, and
(b) the rights of the alternate payee under such order.

      16.4 Merger, Consolidation or Transfer of Assets or Liabilities. In the event of any merger or consolidation with, or transfer of assets of the Plan to another plan, each Participant in the Plan shall receive a benefit in the surviving plan (if such plan were then terminated) at least equal to the benefit which he would have been entitled to receive immediately prior to the transaction if the Plan had then terminated.

      16.5 Payments to Minors and Incompetents. If a Participant or Beneficiary entitled to receive any benefits hereunder is deemed by the Committee or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits or is a minor, such benefit shall be paid to such person or persons as the Committee may designate or to a duly appointed guardian.

      16.6 Employee's Records. Each of the Employers and the Committee respectively shall keep such records, and shall give the other reasonable access to such information as is necessary or desirable to effectuate the purposes of the Plan and the Trust including, without limiting the foregoing, records and information with respect to the employment date, date of participation in the Plan and Compensation of Employees, elections by Participants and their Beneficiaries and consents granted and determinations made under the Plan and the Trust. Neither the Employers nor the Committee shall be required to duplicate any records kept by the other.

      16.7 Missing Persons. Each Participant and Beneficiary shall keep the Committee advised of his current address. If amounts become distributable under the Plan and the Committee is unable, after reasonable efforts, to locate the Participant or Beneficiary to whom distribution is payable for a period of two years from the time such distribution first becomes payable, all such amounts shall be forfeited and applied in accordance with Paragraph 5.4. If the Participant or his Beneficiary thereafter applies for the Participant's distributable account, the amount forfeited shall be paid to him pursuant to
Article IX.

      16.8 Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and the Plan shall be construed and enforced as if such provision had not been included.

      16.9 Receipt and Release. As a condition precedent to the payment to any Participant or to his legal representative or Beneficiary, such Participant, legal representative or Beneficiary may be required to execute a receipt therefor and a release in such form as shall be determined by the Committee.

      16.10 Fiduciary Capacities. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

      16.11 Titles and Headings. The titles to Articles and headings of Paragraphs of the Plan are for convenience of reference. In case of conflict, the text of the Plan, rather than such titles and headings, shall control.

      16.12 Gender and Number. Wherever used herein, the masculine gender shall include the feminine gender and the singular shall include the plural, unless the context indicates otherwise.

      16.13 Governing Law. To the extent that New Jersey law has not been preempted by federal law, the provisions of the Plan shall be governed by and construed in accordance with the laws of the State of New Jersey.

      16.14 Counterparts: If this Agreement is executed, it may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.


                                    XVI-1